SEMIANNUAL REPORT November 30, 2002

                 Nuveen
   Municipal Closed-End
        Exchange-Traded
                  Funds




CONNECTICUT
NTC
NFC
NGK
NGO

MASSACHUSETTS
NMT
NMB

MISSOURI
NOM

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Timothy R. Schwertfeger
Chairman of the Board

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Dear
  SHAREHOLDER

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

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For more than 100 years, Nuveen has specialized in offering quality investments
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our seasoned portfolio management team has never been stronger. Our mission
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investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,


/s/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 2003

Nuveen Municipal Closed-End Exchange-Traded Funds
(NTC, NFC, NGK, NGO, NMT, NMB, NOM)

Portfolio Managers'
               COMMENTS


Portfolio managers Paul Brennan and Tom Futrell discuss U.S. and state economic conditions, key investment strategies, and the recent performance of the Funds. Paul, who has eleven years of investment experience, including five with Nuveen, assumed portfolio management responsibility for NTC in 1999, NFC in 2001, and NGK and NGO upon their inceptions in March and September 2002, respectively. A 19-year veteran of Nuveen, Tom has managed NMT since 1998 and NMB and NOM since 2001. (In January 2003, as part of a general realignment of portfolio management assignments, Paul Brennan assumed primary responsibility for NMT and NMB. Rick Huber, who has 17 years' investment management experience, took over NOM. There were no changes in the investment objectives or general investment strategies of these Funds.)

WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In many ways, economic and market conditions did not significantly change since the last shareholder report dated May 2002. We believe the most influential factors affecting the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. The ongoing threat of terrorism and continued geopolitical uncertainty also had an economic impact during this reporting period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures helped many bonds perform well during much of 2002. However, during October and, to a lesser degree, November 2002, the market environment for all fixed income investments was negatively impacted by a rebound in the equity markets, which appeared to prompt some investors to sell fixed income products and purchase common stocks.

During the first eleven months of 2002, new municipal supply nationwide reached a record $328 billion, a 27% increase over January-November 2001 levels. Demand for municipal bonds also remained strong over most of this period, as many individual investors continued to seek investments offering tax-free income and diversification for their portfolios. Institutional investors, especially traditional municipal bond purchasers such as property/casualty insurance companies, also were active buyers.


WHAT ABOUT ECONOMIC AND MARKET CONDITIONS IN THESE STATES?

Despite weaker employment trends and a heavy debt load, Connecticut remained a very affluent state, with the highest per capita income in the nation. While the main drivers of the state's diverse economy - manufacturing, financial services, and insurance - continued to be weak, biopharmaceutical firms exhibited some growth, and housing construction remained strong. As of November 2002, the state's unemployment rate was 4.4%, up from 3.9% a year ago, but still well below the national average of 6.0%. Due to a steep drop in tax collections based on personal income and capital gains, Connecticut experienced budgetary pressures, exhausted its reserves and employed a number of one-time sources to close the gap in its fiscal 2003 budget. As a result, the state has few remaining resources to resolve its current $500 million shortfall or offset any continued revenue erosion. Reflecting the state's continued budgetary issues, Moody's and Standard & Poor's in August revised their outlooks for Connecticut to negative from stable, while the state's credit ratings remained at Aa2/AA, respectively. During the first eleven months of 2002, Connecticut went against the general trend toward increased supply, issuing $4.8 billion in new municipal bonds, down 7% from January-November 2001.

Both Massachusetts and Missouri maintained their Moody's and S&P credit ratings at Aa2/AA- and Aaa/AAA, respectively, although Moody's revised its outlook for Massachusetts to negative from stable in December 2001. As of November 30, 2002, Massachusetts had issued more than $13 billion in municipal debt in 2002, up 50% over the first 11 months of 2001, while new supply in Missouri totaled $5 billion, a decline of 22% from 2001 levels. Traditionally a small issuer, Missouri is expected to see increased supply over the next few years, with a $2.3 billion highway issue and a number of general obligation issues on the municipal schedule.

Looking at the Massachusetts economy, the commonwealth continued to struggle with budget pressures brought on by a drop in tax revenues. The $2.3 billion shortfall in the fiscal 2003 budget was addressed by freezing a scheduled tax cut, reinstating taxes on capital gains, drawing on rainy day reserves, and further cutting expenses. However, since the 2003 budget was passed, an additional $99 million gap has emerged, and the projected deficit for fiscal 2004 is currently pegged at $2 billion. In November 2002, unemployment in Massachusetts stood at 5.0%, as the manufacturing sector continued to shed jobs. Healthcare, education, financial services, and technology remained the commonwealth's primary economic drivers, while its defense contractors stand to gain from increased government spending over the next few years.

In Missouri, the state economy continued to slow, with job losses in construction and wholesale trade and a long-running decline in manufacturing, particularly in old-line sectors such as auto-making. Although the state offers diversity from an industrial perspective, the Missouri job market is expected to show continued weakness, with little new job creation in manufacturing over the short term. New job growth in the non-manufacturing sectors has also been relatively flat in past years. As of November 2002, Missouri's jobless rate remained relatively stable at 5.1%. On the plus side, the state's financial operations continued to be well managed, and debt levels remained relatively low. The combination of well-managed fiscal operations and a good reserve position has provided Missouri with some degree of financial flexibility and a potential cushion against further erosion in tax collections.


HOW DID THESE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED NOVEMBER 30, 2002?

Individual results for the Funds are presented in the accompanying table.

                                    TOTAL RETURN          LEHMAN        LIPPER
           MARKET YIELD                   ON NAV   TOTAL RETURN1      AVERAGE2
------------------------------------------------------------------------------
                                          1 YEAR          1 YEAR        1 YEAR
                        TAXABLE-           ENDED           ENDED         ENDED
      11/30/02       EQUIVALENT3        11/30/02        11/30/02      11/30/02
------------------------------------------------------------------------------
NTC      5.37%             8.01%           7.68%           6.32%         7.80%
------------------------------------------------------------------------------
NFC      5.60%             8.36%           8.75%           6.32%         7.80%
------------------------------------------------------------------------------
NGK      5.48%             8.18%              NA               -             -
------------------------------------------------------------------------------
NGO      5.36%             8.00%              NA               -             -
------------------------------------------------------------------------------
NMT      5.68%             8.54%           6.92%           6.32%         7.80%
------------------------------------------------------------------------------
NMB      5.27%             7.92%           8.98%           6.32%         7.80%
------------------------------------------------------------------------------
NOM      5.51%             8.35%           7.08%           6.32%         7.80%
------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Funds are compared with the average annualized return of the 31 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Connecticut 33%, Massachusetts 33.5%, and Missouri 34%.

For the twelve months ended November 30, 2002, each of the five Funds in this report having at least one year of performance history outperformed the unleveraged, unmanaged Lehman Brothers Municipal Bond Index. We believe that much of this outperformance can be attributed to the leveraged structure of these Funds, which provides the opportunity for additional income for common shareholders while adding volatility to the Fund's NAV and share price. We think it can also be attributed in some cases to the relatively long leverage-adjusted durations4 of these Funds, which should help the Funds to perform well during periods of declining interest rates.

It is difficult to compare the performance of these Funds with the Lipper Average shown in the table because Lipper combines the performance of many different funds from different states into one overall multi-state average. Looking specifically at the Connecticut and Massachusetts Funds, we believe that their respective durations were the primary reasons for the performance differences. The older Funds, NTC and NMT, had significantly shorter durations as of November 30, 2002, than NFC and NMB. In a falling interest rate environment, as was the case over most of the reporting period, longer-duration Funds generally would be expected to outperform shorter-duration Funds.

In addition, the performance of each of these Funds was also influenced by other factors, including call exposure, portfolio trading activity, and the price movement of specific sectors. For example, NMT also held $2.5 million in resource recovery bonds issued for the Ogden Haverhill project in Massachusetts, which were negatively impacted when the parent company declared bankruptcy. While this event hurt the price performance of the bonds, the issue continues to make coupon payments.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As the Federal Reserve continued to keep short-term interest rates relatively low, the dividend-paying capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred, shareholders. Low short-term rates, such as those currently in effect, can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended November 30, 2002, the relatively low level of short-term interest rates enabled us to implement three dividend increases in NOM and two in both NTC and NMT. NFC and NMB, which were introduced in 2001, and NGK, which debuted in March 2002, continued to pay attractive monthly dividends during this period, while NGO, which was introduced in September 2002, paid its first dividend in November 2002.

Over the course of the entire reporting period, the share prices of NTC, NGK, NMB, and NOM rose.


4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

For NFC, NGO and NMT, however, the general weakening of bond prices during October and November 2002 resulted in share prices that ended the reporting period lower than where they were six months earlier. All of the Funds covered in this report were trading at premiums to their common share net asset values as of the end of this reporting period (see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED NOVEMBER 30, 2002?

Over the period, our strategic focus continued to be on working to diversify Fund holdings, enhance call protection, and position the Funds more defensively in anticipation of potential changes in the interest rate environment. Specifically, that included purchasing a number of high-quality and insured bonds as well as bonds in the 15- to 20-year part of the yield curve. We believed bonds in this maturity range offered yields similar to those of longer bonds, but with less overall risk. We think the addition of these long-intermediate bonds should help to moderate the Funds' durations over time, making the portfolios less sensitive to interest rate changes while still allowing the Funds to provide competitive yields and returns.

The addition of bonds with 15- to 20-year maturities resulted in a shortening of the durations for all of the Funds except the older NTC and NMT, where the reinvestment of call proceeds into this part of the yield curve actually led to a modest lengthening of duration.

In addition to an emphasis on yield curve positioning and risk reduction, we also continued to look for individual issues that we believed could perform well regardless of the future direction of interest rates. As supply remained tight in Connecticut, we took full advantage of new issues as they came to market, concentrating our trading activity on general obligation and higher education issues. In Massachusetts, where supply was more plentiful, our focus was on finding attractive bonds in sectors that we believed were undervalued, including general obligation bonds.

In Missouri, tight supply in both the primary and secondary markets kept trading activity relatively low. One transaction of note was the sale of bonds issued for privatized student housing at Mineral Area College, which at one time represented almost 5% of NOM's portfolio. Based on our assessment of the long-term prospects of this credit, we methodically sold more than 85% of our position over the past twelve months, and we anticipate completely eliminating this position in the near future.

In the current geopolitical and economic climate, we believe that maintaining strong credit quality remains a key requirement. As of November 30, 2002, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 75% to 91%.

In September 2002, we introduced the new Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO). As of November 30, 2002, this Fund had completed the initial investment phase and was in the process of investing proceeds from its MuniPreferred offering. As mentioned earlier, NGO paid its first dividend in November 2002.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?

In general, our outlook for the fixed income markets remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that may be less robust and slower to arrive than some are predicting. We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume nationally should continue to be strong, though probably below the record levels seen in 2002, as issuers take advantage of the low rate environment for both new issues and refinancings. Given the continued need for Connecticut and Massachusetts to address budgetary imbalances, issuance should remain strong in these states, while Missouri, as mentioned earlier, also is expected to see an increase in supply. Demand for tax-exempt municipal bonds should remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk.

Over the next two years, we believe that these Funds generally will offer good levels of call protection, with call exposure ranging from 1% in NGK and NGO to 26% in NMT during 2003 and 2004. During the past twelve months, we worked to mitigate the call risk and improve the positions of all the Funds, particularly NTC, NMT, and NOM, which mark their 10-year anniversaries in 2003. In Connecticut, in particular, this was an incremental process due to the sporadic nature of issuance in the state. While the number of actual calls in each Fund will depend largely on market interest rates over this time, we believe the short-term call exposure of these Funds is manageable.

In the months ahead, we will attempt to manage Fund durations through additional purchases of high-quality bonds in the 15- to 20-year part of the yield curve. While the projected budget deficits in Connecticut and Massachusetts could result in heavy issuance and increased trading opportunities for us, we will continue to monitor the potential impact on the states' fiscal health and position our portfolios accordingly. If Missouri supply improves during 2003, our plans include looking for opportunities to sell bonds with call dates of 2005-2007 and reinvesting the proceeds further out on the yield curve. In general, we plan to remain focused on strategies that can add value for our shareholders and provide support for the Funds' long-term dividend-paying capabilities.

Nuveen Connecticut Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

NTC

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed      71%
AA                       18%
A                         4%
BBB                       6%
NR                        1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.10
--------------------------------------------------
Common Share Net Asset Value                $14.71
--------------------------------------------------
Market Yield                                 5.37%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.67%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.01%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $77,827
--------------------------------------------------
Average Effective Maturity (Years)           18.70
--------------------------------------------------
Leverage-Adjusted Duration                    8.43
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.12%         7.68%
--------------------------------------------------
5-Year                         6.54%         6.64%
--------------------------------------------------
Since Inception                6.20%         6.27%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              22%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Housing/Single Family                           7%
--------------------------------------------------


Bar chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Dec                    0.070
Jan                    0.070
Feb                    0.070
Mar                    0.071
Apr                    0.071
May                    0.071
Jun                    0.071
Jul                    0.071
Aug                    0.071
Sep                    0.072
Oct                    0.072
Nov                    0.072


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                16.11
                       15.98
                       15.80
                       15.75
                       15.90
                       15.94
                       16.30
                       16.32
                       16.35
                       16.52
                       16.61
                       16.57
                       16.78
                       16.74
                       16.10
                       15.80
                       15.92
                       15.74
                       15.68
                       15.61
                       15.90
                       16.10
                       16.20
                       16.20
                       16.05
                       16.05
                       16.45
                       16.52
                       16.78
                       16.70
                       17.56
                       16.70
                       17.10
                       16.70
                       16.60
                       17.05
                       16.95
                       16.46
                       16.25
                       16.31
                       16.65
                       16.40
                       16.56
                       16.75
                       16.47
                       16.15
                       15.85
                       15.73
                       16.12
                       16.19
                       16.00
11/30/02               16.10


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2001 of $0.0019 per share.

Nuveen Connecticut Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

NFC

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed    55%
AA                     20%
A                      16%
BBB                     7%
NR                      2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.99
--------------------------------------------------
Common Share Net Asset Value                $14.58
--------------------------------------------------
Market Yield                                 5.60%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.00%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.36%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $37,143
--------------------------------------------------
Average Effective Maturity (Years)           20.77
--------------------------------------------------
Leverage-Adjusted Duration                   11.32
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -1.12%         8.75%
--------------------------------------------------
Since Inception                5.25%         6.74%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
Education and Civic Organizations              20%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------


Bar chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Dec                    0.0700
Jan                    0.0700
Feb                    0.0700
Mar                    0.0700
Apr                    0.0700
May                    0.0700
Jun                    0.0700
Jul                    0.0700
Aug                    0.0700
Sep                    0.0700
Oct                    0.0700
Nov                    0.0700


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                16.04
                       15.87
                       15.72
                       15.80
                       15.98
                       16.10
                       16.26
                       16.46
                       16.10
                       16.60
                       16.36
                       16.34
                       15.92
                       15.59
                       15.25
                       14.91
                       14.97
                       14.90
                       14.90
                       14.97
                       15.20
                       15.50
                       15.68
                       15.54
                       15.70
                       15.79
                       15.77
                       16.00
                       16.08
                       16.05
                       16.00
                       16.41
                       16.25
                       15.58
                       15.82
                       15.83
                       16.00
                       16.05
                       15.54
                       15.60
                       15.74
                       15.60
                       15.70
                       16.00
                       16.10
                       15.60
                       15.50
                       15.51
                       15.80
                       15.85
                       14.93
11/30/02               14.99


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

Nuveen Connecticut Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of November 30, 2002

NGK

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed    69%
AA                     20%
A                       7%
BBB                     4%

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.10
--------------------------------------------------
Common Share Net Asset Value                $14.93
--------------------------------------------------
Market Yield                                 5.48%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.83%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.18%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $34,451
--------------------------------------------------
Average Effective Maturity (Years)           20.82
--------------------------------------------------
Leverage-Adjusted Duration                   11.72
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                3.86%         7.59%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         37%
--------------------------------------------------
Education and Civic Organizations              24%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
U.S. Guaranteed                                 6%
--------------------------------------------------


Bar chart:

2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                    0.0690
Jun                    0.0690
Jul                    0.0690
Aug                    0.0690
Sep                    0.0690
Oct                    0.0690
Nov                    0.0690

Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/28/02                15.10
                       15.02
                       15.01
                       15.01
                       15.05
                       15.05
                       15.10
                       15.20
                       15.10
                       15.05
                       15.37
                       15.35
                       15.80
                       15.65
                       15.60
                       15.75
                       15.45
                       15.65
                       16.15
                       15.70
                       15.93
                       15.90
                       15.60
                       15.50
                       15.38
                       15.39
                       15.46
                       15.58
                       15.49
                       14.71
                       15.00
                       15.15
                       15.30
                       15.20
                       15.05
11/30/02               15.10

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

Nuveen Connecticut Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of November 30, 2002

NGO

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed    84%
AA                      7%
A                       6%
BBB                     3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.56
--------------------------------------------------
Common Share Net Asset Value                $13.86
--------------------------------------------------
Market Yield                                 5.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.66%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.00%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $59,834
--------------------------------------------------
Average Effective Maturity (Years)           22.04
--------------------------------------------------
Leverage-Adjusted Duration                   17.31
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -2.50%        -2.83%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         28%
--------------------------------------------------
Tax Obligation/General                         26%
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Long-Term Care                                  7%
--------------------------------------------------
Housing Single Family                           5%
--------------------------------------------------


THE FUND PAID ITS FIRST REGULAR MONTHLY DIVIDEND OF $0.0650 PER SHARE ON DECEMBER 2, 2002.


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/27/02                15.00
                       15.06
                       15.25
                       15.06
                       15.00
                       15.00
                       15.05
                       14.90
                       14.65
11/30/02               14.56


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

Nuveen Massachusetts Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

NMT


Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed    69%
AA                      8%
A                      14%
BBB                     7%
NR                      2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.32
--------------------------------------------------
Common Share Net Asset Value                $14.69
--------------------------------------------------
Market Yield                                 5.68%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.11%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.54%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $68,982
--------------------------------------------------
Average Effective Maturity (Years)           18.00
--------------------------------------------------
Leverage-Adjusted Duration                    9.60
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.95%         6.92%
--------------------------------------------------
5-Year                         5.07%         6.08%
--------------------------------------------------
Since Inception                5.86%         6.35%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Housing/Multifamily                            20%
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------


Bar chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Dec                    0.0700
Jan                    0.0700
Feb                    0.0700
Mar                    0.0700
Apr                    0.0700
May                    0.0700
Jun                    0.0710
Jul                    0.0710
Aug                    0.0710
Sep                    0.0725
Oct                    0.0725
Nov                    0.0725


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                15.88
                       15.70
                       15.76
                       15.67
                       15.51
                       15.66
                       15.76
                       15.83
                       15.83
                       15.73
                       15.90
                       15.85
                       16.04
                       15.90
                       15.71
                       15.25
                       14.95
                       14.99
                       15.10
                       15.30
                       15.46
                       15.65
                       15.71
                       15.90
                       15.56
                       15.70
                       15.93
                       16.02
                       15.75
                       15.90
                       16.25
                       16.43
                       16.27
                       16.23
                       16.40
                       16.06
                       15.91
                       16.12
                       16.12
                       16.45
                       16.63
                       16.41
                       16.51
                       16.76
                       16.09
                       15.90
                       15.38
                       15.85
                       15.98
                       15.94
                       15.26
11/30/02               15.32


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

Nuveen Massachusetts Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

NMB


Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed    66%
AA                     15%
A                       6%
BBB                    13%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.63
--------------------------------------------------
Common Share Net Asset Value                $14.73
--------------------------------------------------
Market Yield                                 5.27%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.92%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $28,641
--------------------------------------------------
Average Effective Maturity (Years)           24.37
--------------------------------------------------
Leverage-Adjusted Duration                   12.69
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        13.45%         8.98%
--------------------------------------------------
Since Inception               11.66%         7.60%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------


Bar chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Dec                    0.0730
Jan                    0.0730
Feb                    0.0730
Mar                    0.0730
Apr                    0.0730
May                    0.0730
Jun                    0.0730
Jul                    0.0730
Aug                    0.0730
Sep                    0.0730
Oct                    0.0730
Nov                    0.0730


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                15.62
                       15.20
                       15.08
                       15.22
                       15.47
                       15.54
                       15.60
                       15.36
                       15.50
                       15.20
                       15.20
                       15.31
                       15.36
                       15.51
                       15.32
                       15.57
                       15.70
                       15.74
                       15.72
                       15.78
                       15.80
                       15.92
                       15.90
                       15.90
                       15.85
                       15.95
                       16.25
                       16.29
                       16.68
                       16.69
                       17.05
                       16.75
                       16.70
                       16.40
                       16.95
                       16.80
                       16.43
                       16.39
                       16.62
                       16.78
                       16.73
                       16.65
                       16.83
                       17.22
                       16.64
                       16.95
                       16.61
                       16.50
                       16.50
                       16.45
                       16.35
11/30/02               16.63


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

Nuveen Missouri Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

NOM


Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed    73%
AA                     11%
A                       3%
BBB                     4%
NR                      9%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.80
--------------------------------------------------
Common Share Net Asset Value                $14.52
--------------------------------------------------
Market Yield                                 5.51%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.87%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.35%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $32,124
--------------------------------------------------
Average Effective Maturity (Years)           15.58
--------------------------------------------------
Leverage-Adjusted Duration                    8.91
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.96%         7.08%
--------------------------------------------------
5-Year                         8.03%         6.18%
--------------------------------------------------
Since Inception                6.06%         5.85%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         21%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Housing/Multifamily                             7%
--------------------------------------------------


Bar chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Dec                    0.0675
Jan                    0.0675
Feb                    0.0675
Mar                    0.0695
Apr                    0.0695
May                    0.0695
Jun                    0.0715
Jul                    0.0715
Aug                    0.0715
Sep                    0.0725
Oct                    0.0725
Nov                    0.0725


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
12/1/01                15.30
                       15.26
                       15.07
                       15.08
                       15.07
                       15.12
                       15.19
                       15.37
                       15.29
                       15.41
                       15.30
                       15.25
                       15.25
                       15.56
                       15.52
                       15.45
                       15.45
                       15.30
                       15.25
                       15.21
                       15.45
                       15.50
                       15.50
                       15.41
                       15.55
                       15.41
                       15.50
                       15.75
                       16.00
                       16.40
                       16.44
                       16.45
                       16.41
                       16.50
                       16.68
                       16.61
                       16.75
                       16.66
                       16.63
                       16.69
                       16.77
                       16.67
                       16.65
                       17.22
                       17.20
                       16.05
                       15.53
                       15.67
                       16.14
                       15.79
                       15.78
11/30/02               15.80


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held October 23, 2002 in Chicago at Nuveen's headquarters.

                                                    NTC                               NFC                            NMT
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
                                                      Preferred                           Preferred                        Preferred
                                        Common           Shares            Common            Shares           Common          Shares
                                        Shares        Series-TH            Shares          Series-T           Shares       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                               4,823,132            1,501         2,498,721               769        4,417,905           1,264
   Withhold                             33,870               --             9,558                --           29,256               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                             4,857,002            1,501         2,508,279               769        4,447,161           1,273
====================================================================================================================================
Lawrence H. Brown
   For                               4,824,466            1,501         2,498,721               769        4,416,955           1,264
   Withhold                             32,536               --             9,558                --           30,206               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                             4,857,002            1,501         2,508,279               769        4,447,161           1,273
====================================================================================================================================
Anne E. Impellizzeri
   For                               4,824,466            1,501         2,498,721               769        4,417,905           1,264
   Withhold                             32,536               --             9,558                --           29,256               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                             4,857,002            1,501         2,508,279               769        4,447,161           1,273
====================================================================================================================================
Peter R. Sawers
   For                               4,824,466            1,501         2,498,721               769        4,416,955           1,264
   Withhold                             32,536               --             9,558                --           30,206               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                             4,857,002            1,501         2,508,279               769        4,447,161           1,273
====================================================================================================================================
Judith M. Stockdale
   For                               4,822,642            1,501         2,498,721               769        4,415,305           1,264
   Withhold                             34,360               --             9,558                --           31,856               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                             4,857,002            1,501         2,508,279               769        4,447,161           1,273
====================================================================================================================================
William J. Schneider
   For                                      --            1,501                --               769               --           1,264
   Withhold                                 --               --                --                --               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,501                --               769               --           1,273
====================================================================================================================================
Timothy R. Schwertfeger
   For                                      --            1,501                --               769               --           1,264
   Withhold                                 --               --                --                --               --               9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,501                --               769               --           1,273
====================================================================================================================================

                                                                                      NMB                               NOM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                                                                          Preferred                        Preferred
                                                                           Common            Shares           Common          Shares
                                                                           Shares          Series-T           Shares       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                  1,943,829               598        2,087,859             621
   Withhold                                                                    --                --           29,376              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                1,943,829               598        2,117,235             621
====================================================================================================================================
Lawrence H. Brown
   For                                                                  1,943,829               598        2,087,684             621
   Withhold                                                                    --                --           29,551              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                1,943,829               598        2,117,235             621
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                  1,943,829               598        2,087,095             621
   Withhold                                                                    --                --           30,140              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                1,943,829               598        2,117,235             621
====================================================================================================================================
Peter R. Sawers
   For                                                                  1,943,829               598        2,088,359             621
   Withhold                                                                    --                --           28,876              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                1,943,829               598        2,117,235             621
====================================================================================================================================
Judith M. Stockdale
   For                                                                  1,943,829               598        2,087,559             621
   Withhold                                                                    --                --           29,676              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                1,943,829               598        2,117,235             621
====================================================================================================================================
William J. Schneider
   For                                                                         --               598               --             621
   Withhold                                                                    --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               598               --             621
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                         --               598               --             621
   Withhold                                                                    --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               598               --             621
====================================================================================================================================

                       Nuveen Connecticut Premium Income Municipal Fund (NTC)
                       Portfolio of
                               INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1%

$       1,720   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00          A1       $  1,664,908
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 32.6%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
        1,130    5.800%, 11/15/14 (Alternative Minimum Tax)                          11/06 at 102.00         AAA          1,194,568
          725    5.875%, 11/15/17 (Alternative Minimum Tax)                                at 102.00         AAA            757,335

          780   Connecticut Higher Education Supplemental Loan Authority, Revenue    11/09 at 102.00         AAA            826,862
                 Bonds (Family Education Loan Program), 1999 Series A, 6.000%,
                 11/15/18 (Alternative Minimum Tax)

          980   Connecticut Higher Education Supplemental Loan Authority, Revenue    11/11 at 100.00         Aaa            995,729
                 Bonds (Family Education Loan Program), 2001 Series A, 5.250%,
                 11/15/18 (Alternative Minimum Tax)

        1,540   State of Connecticut Health and Educational Facilities Authority,     7/03 at 102.00         BBB          1,548,485
                 Revenue Bonds, Quinnipiac College Issue Series D,
                 6.000%, 7/01/23

        2,000   State of Connecticut Health and Educational Facilities Authority,     7/06 at 102.00         AAA          2,160,580
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

        1,500   State of Connecticut Health and Educational Facilities Authority,     7/06 at 102.00         AAA          1,558,125
                 Revenue Bonds, Loomis Chaffee School Issue, Series C,
                 5.500%, 7/01/16

        1,900   State of Connecticut Health and Educational Facilities Authority,     7/08 at 102.00         AAA          1,912,445
                 Revenue Bonds, Fairfield University Issue, Series H,
                 5.000%, 7/01/23

        2,920   State of Connecticut Health and Educational Facilities Authority,     7/07 at 102.00         AAA          3,053,444
                 Revenue Bonds, Connecticut College Issue, Series C-1,
                 5.500%, 7/01/20

        1,250   State of Connecticut Health and Educational Facilities Authority,     7/09 at 101.00         AAA          1,284,288
                 Revenue Bonds, Fairfield University, Series I, 5.250%, 7/01/25

          750   State of Connecticut Health and Educational Facilities Authority,     7/09 at 101.00         Aaa            785,505
                 Revenue Bonds, Horace Bushnell Memorial Hall Issue,
                 Series A, 5.625%, 7/01/29

          500   State of Connecticut Health and Educational Facilities Authority,     7/11 at 101.00         AAA            503,455
                 Revenue Bonds, Trinity College, Series 2001G, 5.000%, 7/01/31

          650   State of Connecticut Health and Educational Facilities Authority,     7/11 at 101.00          A2            679,777
                 Revenue Bonds, Loomis Chaffee School, Series D, 5.500%, 7/01/23

          450   State of Connecticut Health and Educational Facilities Authority,     3/11 at 101.00         AAA            452,781
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32

        2,000   State of Connecticut Health and Educational Facilities Authority,     7/12 at 101.00          AA          2,028,540
                 Revenue Bonds, University of Hartford Issue, Series 2002E,
                 5.250%, 7/01/32

        1,500   State of Connecticut Health and Educational Facilities Authority,     7/09 at 100.00         AAA          1,520,595
                 Revenue Bonds, Yale University Issue, Series 2002W,
                 5.125%, 7/01/27

        3,060   University of Connecticut, Student Fee Revenue Bonds, 1998           11/08 at 101.00         AAA          2,983,928
                 Series A, 4.750%, 11/15/27

        1,000   University of Connecticut, Student Fee Revenue Refunding Bonds,      11/12 at 101.00         AAA          1,058,540
                 2002 Series A, 5.250%, 11/15/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.9%

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/04 at 102.00         AAA          1,077,160
                 Revenue Bonds, Newington Children's Hospital, Series A,
                 6.050%, 7/01/10

        2,000   State of Connecticut Health and Educational Facilities Authority,     7/09 at 101.00         Aaa          1,988,160
                 Revenue Bonds, Stamford Hospital Issue, Series G,
                 5.000%, 7/01/24

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/07 at 102.00         AAA          1,052,380
                 Revenue Bonds, The William W. Backus Hospital Issue,
                 Series D, 5.750%, 7/01/27


                                       16

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,000   State of Connecticut Health and Educational Facilities Authority,     7/07 at 101.00         Aaa       $  3,011,160
                 Revenue Bonds, Middlesex Health Services Issue,
                 Series 1997H Refunding, 5.125%, 7/01/27

        2,000   State of Connecticut Health and Educational Facilities Authority,     7/10 at 101.00          AA          2,176,300
                 Revenue Bonds, Eastern Connecticut Health Network Issue,
                 Series A, 6.000%, 7/01/25

        2,000   Connecticut Development Authority, Solid Waste Disposal Facilities    7/05 at 102.00         AAA          2,226,020
                 Revenue Bonds, Pfizer, Inc. Project, 1994 Series, 7.000%,
                 7/01/25 (Alternative Minimum Tax)

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental 8/05 at 101.50       AAA          1,642,860
                 Control Facilities Financing Authority, Hospital Revenue Refunding
                 Bonds (FHA-Insured Mortgage - Pila Hospital Project), 1995
                 Series A, 6.125%, 8/01/25


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.5%

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      12/09 at 100.00         AAA          1,047,430
                 Program Bonds, 1999 Series D2, 6.200%, 11/15/41
                 (Alternative Minimum Tax)

        1,000   Housing Authority of the City of Waterbury, Connecticut, Mortgage     1/03 at 100.00         AAA          1,000,240
                 Refunding Revenue Bonds, Series 1998C (FHA-Insured Mortgage
                 Loan - Waterbury NSA-II Section 8 Assisted Project),
                 5.450%, 7/01/23

          900   Waterbury Nonprofit Housing Corporation, Connecticut Taxable          1/03 at 101.00         AAA            908,883
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loan - Fairmont Height Section 8 Assisted Project),
                 Series 1993A, 6.500%, 7/01/07

        1,915   Housing Authority of the City of Willimantic, Connecticut,           10/05 at 105.00         AAA          2,093,114
                 Multifamily Housing Revenue Bonds (GNMA Collateralized
                 Mortgage Loan - Village Heights Apartments Project),
                 Series 1995A, 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 10.1%

        3,175   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/03 at 102.00         AAA          3,268,917
                 Program Bonds, 1993 Series B, 6.200%, 5/15/12

        1,250   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/06 at 102.00         AAA          1,303,663
                 Program Bonds, 1996 Series E (Subseries E-2), 6.150%, 11/15/27
                  (Alternative Minimum Tax)

          190   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/10 at 100.00         AAA            200,784
                 Program Bonds, 2000 Series A (Subseries A-1), 6.000%, 11/15/28

          500   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/10 at 100.00         AAA            505,365
                 Program Bonds, 2001 Series A-1, 5.250%, 11/15/28

          525   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/10 at 100.00         AAA            534,445
                 Program Bonds, 2001 Series A (Subseries A-2), 5.450%, 5/15/32
                 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/10 at 100.00         AAA          1,008,240
                 Program Bonds, 2001 Series C, 5.300%, 11/15/33
                 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/12 at 100.00         AAA          1,010,780
                 Program Bonds, 2001 Series D (Subseries D-2), 5.350%,
                 11/15/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 9.7%

        1,300   State of Connecticut Health and Educational Facilities Authority,     8/08 at 102.00         AAA          1,307,657
                 Revenue Bonds, Hebrew Home and Hospital Issue, Series B
                 (FHA-Insured Mortgage), 5.200%, 8/01/38

        2,000   State of Connecticut Health and Educational Facilities Authority,    11/03 at 102.00         AAA          2,098,960
                 Revenue Bonds, Nursing Home Program Issue, Series 1993,
                 Mansfield Center for Nursing and Rehabilitation Project,
                 5.875%, 11/01/12

          615   Connecticut Development Authority, First Mortgage Gross Revenue       9/09 at 102.00          AA            659,286
                 Healthcare Project Refunding Bonds (Connecticut Baptist
                 Homes, Inc. Project), Series 1999, 5.500%, 9/01/15

                Connecticut Development Authority, Revenue Refunding Bonds
                (Duncaster, Inc. Project), Series 1999A:
        1,000    5.250%, 8/01/19                                                      2/10 at 102.00          AA          1,024,060
        1,000    5.375%, 8/01/24                                                      2/10 at 102.00          AA          1,020,060

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc.
                Project, Series 1994A:
          475    6.875%, 8/15/04                                                        No Opt. Call         N/R            475,124
        1,000    7.000%, 8/15/09                                                      8/04 at 102.00         N/R          1,001,470


                                       17


                       Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                             Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.9%

$         750   City of Bridgeport, Connecticut, General Obligation Bonds,            8/12 at 100.00         Aaa       $    790,553
                 Series 2002A Refunding, 5.375%, 8/15/19

                Town of Cheshire, Connecticut, General Obligation Bonds,
                Issue of 1999:
          660    5.625%, 10/15/16                                                    10/09 at 101.00         Aa3            722,462
          660    5.625%, 10/15/17                                                    10/09 at 101.00         Aa3            713,414

        1,000   State of Connecticut, General Obligation Bonds, 1999 Series B,       11/09 at 101.00          AA          1,068,990
                 5.500%, 11/01/18

        2,000   State of Connecticut, General Obligation Bonds, 2002 Series B,        6/12 at 100.00          AA          2,133,760
                 5.500%, 6/15/21

        1,960   State of Connecticut, General Obligation Bonds, 1993 Series E,          No Opt. Call          AA          2,289,006
                 6.000%, 3/15/12

        1,500   State of Connecticut, General Obligation Bonds, 2002 Series A,        4/12 at 100.00          AA          1,592,940
                 5.375%, 4/15/19

        1,650   State of Connecticut, General Fund Obligation Bonds, 1994 Series A,  10/04 at 102.00          AA          1,811,436
                 Issued By Connecticut Development Authority, 6.375%, 10/15/14

        1,000   City of Hartford, Connecticut, General Obligation Bonds,              6/10 at 102.00         AAA          1,072,460
                 5.500%, 6/15/20

          400   Northern Mariana Islands Commonwealth, General Obligation Bonds,      6/10 at 100.00           A            415,524
                 Series 2000A, 6.000%, 6/01/20

          500   Commonwealth of Puerto Rico, Public Improvement Refunding General     7/11 at 100.00         AAA            506,980
                 Obligation Bonds, Series of 2001, 5.125%, 7/01/30

        1,500   Commonwealth of Puerto Rico, Public Improvement Refunding General       No Opt. Call         AAA          1,656,735
                 Obligation Bonds, Series of 2002A, 5.500%, 7/01/20

                Regional School District No. 16, Towns of Beacon Falls and Prospect,
                Connecticut, General Obligation Bonds, Issue of 2000:
          350    5.500%, 3/15/18                                                      3/10 at 101.00         Aaa            372,610
          350    5.625%, 3/15/19                                                      3/10 at 101.00         Aaa            376,530
          350    5.700%, 3/15/20                                                      3/10 at 101.00         Aaa            378,760

        2,105   Town of Stratford, Connecticut, General Obligation Bonds,             2/12 at 100.00         AAA          2,064,016
                 Series 2002, 4.000%, 2/15/15

        1,000   City of Waterbury, Connecticut, General Obligation Bonds,             4/12 at 100.00         AAA          1,069,600
                 Series 2002A, 5.375%, 4/01/17

          965   City of Waterbury, Connecticut, General Obligation Tax Revenue        2/09 at 101.00          AA          1,032,019
                 Intercept Bonds, 2000 Issue, 6.000%, 2/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.3%

        1,900   Capitol Region Education Council, Connecticut, Revenue Bonds,        10/05 at 102.00         BBB          2,021,049
                 Series 1995, 6.700%, 10/15/10

        2,000   State of Connecticut Health and Educational Facilities Authority,     7/09 at 102.00         AAA          2,107,020
                 Revenue Bonds, Child Care Facilities Program, Series C,
                 5.625%, 7/01/29

                State of Connecticut, Special Tax Obligation Bonds,
                Transportation Infrastructure Purpose, 2002 Series B:
        2,000    5.000%, 12/01/20                                                    12/12 at 100.00         AAA          2,048,260
        1,000    5.000%, 12/01/21                                                    12/12 at 100.00         AAA          1,017,730

        1,000   State of Connecticut, Special Tax Obligation Bonds, Transportation   12/09 at 101.00         AAA          1,082,110
                 Infrastructure Purposes, 1999 Series A, 5.625%, 12/01/19

        1,700   State of Connecticut, Special Tax Obligation Bonds, Transportation      No Opt. Call         AA-          2,021,232
                 Infrastructure Purposes, 1991 Series B, 6.500%, 10/01/10

        2,000   Puerto Rico Municipal Finance Agency, General Obligation Bonds, 2002  8/12 at 100.00         AAA          2,085,360
                 Series A, 5.250%, 8/01/21 (WI, settling 12/05/02)

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin       10/10 at 101.00        BBB-          1,110,210
                 Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.2%

          750   State of Connecticut, Bradley International Airport, General Airport  4/11 at 101.00         AAA            744,848
                 Revenue Bonds, Series 2001A, 5.125%, 10/01/26
                 (Alternative Minimum Tax)

        2,075   State of Connecticut, Bradley International Airport, Airport Revenue 10/04 at 100.00         AAA          2,280,197
                 Refunding Bonds, Series 1992, 7.650%, 10/01/12

        1,000   City of Hartford, Connecticut, Parking System Revenue Bonds, 2000     7/10 at 100.00         BBB          1,038,590
                 Series A, 6.400%, 7/01/20


                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.4%

$       1,500   City of Bridgeport, Connecticut, General Obligation Bonds, 2000       7/10 at 101.00         AAA       $  1,751,250
                 Series A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10)

        1,415   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00         AAA          1,558,240
                 Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

           40   State of Connecticut, General Obligation Bonds, 1993                    No Opt. Call       AA***             46,714
                 Series E, 6.000%, 3/15/12

        1,000   State of Connecticut, Second Injury Fund Special Assessment Revenue   1/11 at 101.00         AAA          1,110,090
                 Bonds, Series 2000A, 5.250%, 1/01/14 (Pre-refunded to 1/01/11)

          500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA            533,280
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0%

        1,500   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3          1,567,575
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        2,450   Connecticut Resources Recovery Authority, Resource Recovery           5/03 at 101.50         AAA          2,550,328
                 Revenue Bonds, American Ref-Fuel Company of Southeastern
                 Connecticut Project, 1989 Series A, 7.700%, 11/15/11

        1,000   Connecticut Resources Recovery Authority, Corporate Credit Resource  12/11 at 102.00        Baa2            980,030
                 Recovery Revenue Bonds, American Ref-Fuel Company of
                 Southeastern Connecticut, Series A, 5.500%, 11/15/15
                 (Alternative Minimum Tax)

          395   Eastern Connecticut Resource Recovery Authority, Solid Waste          1/03 at 102.00         BBB            385,698
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.1%

        1,400   Connecticut Development Authority, Water Facilities Refunding         6/03 at 102.00         AAA          1,418,955
                 Revenue Bonds (Bridgeport Hydraulic Company Project, 1993B
                 Series, 5.500%, 6/01/28

        2,500   Connecticut Development Authority, Water Facilities Revenue Bonds     9/06 at 102.00         AAA          2,739,400
                 (Bridgeport Hydraulic Company Project), 1996 Series, 6.000%,
                 9/01/36 (Alternative Minimum Tax)

        1,000   State of Connecticut, Clean Water Fund Revenue Bonds, Series 2001,   10/11 at 100.00         AAA          1,071,820
                 5.500%, 10/01/20

        1,795   South Central Connecticut Regional Water Authority, Water System      8/03 at 102.00         AAA          1,872,040
                 Revenue Bonds, Eleventh Series, 5.570%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     110,320   Total Long-Term Investments (cost $110,763,720) - 148.8%                                                115,822,229
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                        305,185
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.2)%                                                        (38,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 77,827,414
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       19

                       Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
                       Portfolio of
                               INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.2%

                Guam Economic Development Authority, Asset-Backed Bonds,
                Series 2001A:
$         210    5.000%, 5/15/22                                                      5/11 at 100.00          A2       $    210,643
          500    5.400%, 5/15/31                                                      5/11 at 100.00          A2            508,305

        1,270   Guam Economic Development Authority, Asset-Backed Bonds,              5/11 at 100.00          A2          1,218,146
                 Series 2001B, 5.500%, 5/15/41


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 29.6%

          775   Connecticut Higher Education Supplemental Loan Authority, Revenue    11/11 at 100.00         Aaa            787,439
                 Bonds, Family Education Loan Program, 2001 Series A, 5.250%,
                 11/15/18 (Alternative Minimum Tax)

           50   State of Connecticut Health and Educational Facilities Authority,     7/08 at 101.00          AA             49,008
                 Revenue Bonds, Sacred Heart University Issue, Series E,
                 5.000%, 7/01/28

          500   State of Connecticut Health and Educational Facilities Authority,     7/06 at 102.00        BBB-            516,160
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

        2,500   State of Connecticut Health and Educational Facilities Authority,     7/11 at 101.00         AAA          2,517,275
                 Revenue Bonds, Trinity College, Series 2001G, 5.000%, 7/01/31

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/11 at 101.00          A2          1,045,810
                 Revenue Bonds, Loomis Chaffee School, Series D, 5.500%, 7/01/23

          625   State of Connecticut Health and Educational Facilities Authority,     3/11 at 101.00         AAA            628,863
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/12 at 101.00          AA          1,014,270
                 Revenue Bonds, University of Hartford Issue, Series 2002E,
                 5.250%, 7/01/32

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/09 at 100.00         AAA          1,013,730
                 Revenue Bonds, Yale University Issue, Series 2002W,
                 5.125%, 7/01/27

                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                Control Facilities Financing Authority, Higher Education Revenue
                Bonds, Series 1999 (Ana G. Mendez University System Project):
          125    5.375%, 2/01/19                                                      2/09 at 101.00         BBB            125,811
          270    5.375%, 2/01/29                                                      2/09 at 101.00         BBB            264,044

                University of Connecticut, General Obligation Bonds, 2001 Series A:
        1,000    5.250%, 4/01/20                                                      4/11 at 101.00          AA          1,046,130
        1,000    4.750%, 4/01/20                                                      4/11 at 101.00          AA          1,002,560
        1,000    4.750%, 4/01/21                                                      4/11 at 101.00          AA            994,490


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 3.1%

          125   State of Connecticut Health and Educational Facilities Authority,     7/09 at 101.00         Aaa            124,260
                 Revenue Bonds, Stamford Hospital Issue, Series G,
                 5.000%, 7/01/24

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/12 at 101.00          AA          1,040,400
                 Revenue Bonds, Bristol Hospital Issue, Series 2002B,
                 5.500%, 7/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.3%

        2,000   Housing Authority of the City of Stamford, Connecticut, Multifamily     No Opt. Call          A3          1,972,300
                 Housing Revenue Refunding Bonds (The Fairfield Apartments
                 Project), Series 1998, 4.750%, 12/01/28 (Alternative Minimum
                 Tax) (Mandatory put 12/01/08)


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 14.4%

$       1,855   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/05 at 102.00         AAA       $  1,981,863
                 Program Bonds, 1995 Series F (Subseries F-1), 6.000%, 5/15/17

        1,265   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/10 at 100.00         AAA          1,278,573
                 Program Bonds, 2001 Series A-1, 5.250%, 11/15/28

        1,065   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/10 at 100.00         AAA          1,084,159
                 Program Bonds, 2001 Series A (Subseries A-2), 5.450%, 5/15/32
                 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/10 at 100.00         AAA          1,008,240
                 Program Bonds, 2001 Series C, 5.300%, 11/15/33
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.3%

          500   Connecticut Development Authority, Health Facility Refunding          8/04 at 102.00         N/R            467,965
                 Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc.
                 Project, Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 33.6%

          750   State of Connecticut, General Obligation Bonds, Series 2002B,         6/12 at 100.00          AA            800,160
                 5.500%, 6/15/21

        1,000   State of Connecticut, General Obligation Bonds, Series 2002A,         4/12 at 100.00          AA          1,061,960
                 5.375%, 4/15/19

          500   Town of East Lyme, Connecticut, General Obligation Bonds,             7/11 at 102.00         Aaa            520,010
                 Series 2001, 5.125%, 7/15/20

          700   Farmington, Connecticut, General Obligation Bonds,                    3/11 at 101.00         Aa1            714,644
                 Series 2001, 4.875%, 3/15/20

                Town of Hamden, Connecticut, General Obligation Bonds:
          640    5.250%, 8/15/18                                                      8/11 at 102.00         AAA            684,045
          635    5.000%, 8/15/19                                                      8/11 at 102.00         AAA            655,974
          300    5.000%, 8/15/20                                                      8/11 at 102.00         AAA            308,886

        1,000   City of Hartford, Connecticut, General Obligation Bonds, Series 1998, 1/08 at 102.00         AAA          1,030,170
                 4.700%, 1/15/15

          375   City of New Haven, Connecticut, General Obligation Bonds,             2/08 at 101.00         AAA            382,039
                 Series 1999, 4.700%, 2/01/15

        1,000   City of New Haven, Connecticut, General Obligation Bonds,            11/10 at 101.00         AAA          1,025,650
                 Series 2001A, 5.000%, 11/01/20

          250   Northern Mariana Islands Commonwealth, General Obligation Bonds,      6/10 at 100.00           A            259,703
                 Series 2000A, 6.000%, 6/01/20

                Town of Norwich, Connecticut, General Obligation Bonds,
                Series 2001A:
          585    5.000%, 4/01/15                                                      4/09 at 100.00         Aaa            610,945
          245    5.000%, 4/01/16                                                      4/09 at 100.00         Aaa            254,207
          575    5.000%, 4/01/17                                                      4/09 at 100.00         Aaa            593,711
          475    5.000%, 4/01/18                                                      4/09 at 100.00         Aaa            487,811
          575    5.000%, 4/01/19                                                      4/09 at 100.00         Aaa            587,328
          275    5.000%, 4/01/20                                                      4/09 at 100.00         Aaa            279,535

        1,000   City of Waterbury, Connecticut, General Obligation Bonds,             4/12 at 100.00         AAA          1,069,600
                 Series 2002A, 5.375%, 4/01/17

                Town of Windsor, Connecticut, General Obligation Bonds, Series 2001:
          390    5.000%, 7/15/18                                                      7/09 at 100.00         Aa2            400,936
          390    5.000%, 7/15/19                                                      7/09 at 100.00         Aa2            398,693
          370    5.000%, 7/15/20                                                      7/09 at 100.00         Aa2            376,346


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.4%

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/08 at 105.00           A          1,077,190
                 Revenue Bonds, New Opportunities for Waterbury, Inc., Issue,
                 Series 1998A, 6.750%, 7/01/28

        1,475   State of Connecticut, Special Tax Obligation Bonds, Transportation      No Opt. Call         AAA          1,676,043
                 Infrastructure Purposes, 1998 Series B, 5.500%, 11/01/12

                State of Connecticut, Certificates of Participation, Juvenile
                Training School, Series 2001:
          600    5.000%, 12/15/20                                                    12/11 at 101.00         AA-            608,382
        1,000    5.000%, 12/15/30                                                    12/11 at 101.00         AA-            990,300

          500   Virgin Islands Public Finance Authority, Revenue and Refunding       10/08 at 101.00          AA            518,680
                 Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                 (Senior Lien/Refunding), 5.500%, 10/01/18

          750   Virgin Islands Public Finance Authority Revenue Bonds (Virgin        10/10 at 101.00        BBB-            834,383
                 Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.375%, 10/01/19


                                       21

                       Nuveen Connecticut Dividend Advantage Municipal Fund (NFC) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.7%

$       2,500   State of Connecticut, General Airport Revenue Bonds, Series 2001A,    4/11 at 101.00         AAA       $  2,482,825
                 Bradley International Airport, 5.125%, 10/01/26
                 (Alternative Minimum Tax)

        1,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,     4/11 at 101.00         N/R            735,890
                 Special Facilities Revenue Bonds, Northwest Airlines, Inc. Project,
                 Series 2001A, 7.000%, 4/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.9%

          685   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00         AAA            754,343
                 Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
        1,425    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,523,054
        1,300    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,386,528


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.1%

        1,500   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3          1,567,574
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,000   Connecticut Resources Recovery Authority, Corporate Credit Resource  12/11 at 102.00        Baa2            980,030
                 Recovery Revenue Bonds, American Ref-Fuel Company of
                 Southeastern Connecticut, Series A, 5.500%, 11/15/15
                 (Alternative Minimum Tax)

        1,000   Eastern Connecticut Resource Recovery Authority, Solid Waste          1/03 at 102.00         BBB            976,450
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

        1,975   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          2,029,172
                 Series HH, 5.250%, 7/01/29

          790   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/05 at 100.00          A-            810,412
                 Bonds, Series Z, 5.250%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.8%

        2,000   State of Connecticut, Clean Water Fund Revenue Bonds,                10/11 at 100.00         AAA          2,143,640
                 Series 2001, 5.500%, 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
$      54,165   Total Long-Term Investments (cost $54,456,724) - 149.4%                                                  55,497,693
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.1%                                                                      1,145,486
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                        (19,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 37,143,179
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       22

                       Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
                       Portfolio of
                               INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.4%

$         860   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00          A1       $    832,454
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 35.4%

          500   State of Connecticut Health and Educational Facilities Authority,     7/06 at 102.00        BBB-            516,160
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

          500   State of Connecticut Health and Educational Facilities Authority,     7/08 at 101.00         AAA            505,800
                 Revenue Bonds, Hopkins School Issue, Series 1998A,
                 5.000%, 7/01/20

        2,000   State of Connecticut Health and Educational Facilities Authority,     7/11 at 101.00          A2          2,033,820
                 Revenue Bonds, Loomis Chaffee School, Series D,
                 5.250%, 7/01/31

        1,000   State of Connecticut Health and Educational Facilities Authority,     3/11 at 101.00         AAA          1,006,180
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/12 at 101.00          AA          1,014,270
                 Revenue Bonds, University of Hartford Issue, Series 2002E,
                 5.250%, 7/01/32

        2,250   State of Connecticut Health and Educational Facilities Authority,    11/11 at 100.00         AAA          2,266,830
                 Revenue Bonds, Connecticut State University System,
                 Series 2002D-2, 5.000%, 11/01/21

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/09 at 100.00         AAA          1,013,730
                 Revenue Bonds, Yale University Issue, Series 2002W,
                 5.125%, 7/01/27

                University of Connecticut, Student Fee Revenue Refunding Bonds,
                Series 2002A:
          500    5.250%, 11/15/22                                                    11/12 at 101.00         AAA            520,510
        2,000    5.000%, 11/15/29                                                    11/12 at 101.00         AAA          2,014,240

        1,230   University of Connecticut, General Obligation Bonds, Series 2002A,    4/12 at 100.00          AA          1,305,953
                 5.375%, 4/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 2.9%

        1,000   State of Connecticut Health and Educational Facilities Authority,     7/12 at 101.00          AA            995,630
                 Revenue Bonds, Saint Francis Hospital and Medical Center,
                 Series 2002D, 5.000%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.9%

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/11 at 100.00         AAA          1,023,960
                 Program Bonds, 2002 Series A (Subseries A-1), 5.450%, 11/15/28

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/11 at 100.00         AAA          1,030,940
                 Program Bonds, 2002 Series A (Subseries A-2), 5.600%,
                 11/15/28 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/12 at 100.00         AAA          1,010,780
                 Program Bonds, 2001 Series D (Subseries D-2), 5.350%,
                 11/15/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.3%

          450   State of Connecticut Health and Educational Facilities Authority,     7/12 at 101.00         AAA            460,575
                 Revenue Bonds, The Village for Families and Children, Inc. Issue,
                 Series A, 5.000%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 54.7%

        1,000   City of Bridgeport, Connecticut, General Obligation Bonds, Series C,  8/11 at 100.00         AAA          1,059,090
                 5.375%, 8/15/18

        2,000   State of Connecticut, General Obligation Bonds, Series 2001C,           No Opt. Call          AA          2,266,480
                 5.500%, 12/15/12

        1,000   State of Connecticut, General Obligation Bonds, Series 2002A,         4/12 at 100.00          AA          1,061,960
                 5.375%, 4/15/19

                East Hartford, Connecticut, General Obligation Bonds, Series 2002:
          750    4.875%, 5/01/20                                                      5/10 at 100.00         Aaa            759,758
          750    5.000%, 5/01/21                                                      5/10 at 100.00         Aaa            760,410
          750    5.000%, 5/01/22                                                      5/10 at 100.00         Aaa            759,008

        2,105   Fairfield, Connecticut, General Obligation Bonds, Series 2002A,       4/12 at 100.00         AAA          2,214,755
                 5.000%, 4/01/16


                                       23

                       Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Farmington, Connecticut, General Obligation Bonds, Series 2002:
$       1,000    5.000%, 9/15/20                                                      9/12 at 101.00         Aa1       $  1,031,890
        1,450    5.000%, 9/15/21                                                      9/12 at 101.00         Aa1          1,485,641

        1,305   Hartford County Metropolitan District, Connecticut, General           4/12 at 101.00         AA+          1,326,963
                 Obligation Bonds, Series 2002, 5.000%, 4/01/22

                Regional School District No. 008, Towns of Andover, Hebron and
                Marlborough, County of Tolland, Connecticut, General Obligation
                Bonds, Series 2002:
        1,390    5.000%, 5/01/20                                                      5/11 at 101.00         Aaa          1,427,252
        1,535    5.000%, 5/01/22                                                      5/11 at 101.00         Aaa          1,557,411

        2,105   City of Stamford, Connecticut, General Obligation Bonds,              8/12 at 100.00         AAA          2,218,270
                 Series 2002, 5.000%, 8/15/16

                City of Waterbury, Connecticut, General Obligation Bonds,
                Series 2002A:
          500    5.375%, 4/01/17                                                      4/12 at 100.00         AAA            534,800
          400    5.000%, 4/01/20                                                      4/12 at 100.00         AAA            405,488


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.5%

        1,625   State of Connecticut, Special Tax Obligation Bonds, Transportation    7/12 at 100.00         AAA          1,722,338
                 Infrastructure Purposes, 2002 Series A, 5.375%, 7/01/20

          500   State of Connecticut, Special Tax Obligation Bonds, Transportation   10/11 at 100.00         AAA            552,105
                 Infrastructure Purposes, 2001 Series B, 5.375%, 10/01/13

          500   State of Connecticut, Special Tax Obligation Bonds, Transportation   11/07 at 101.00         AAA            521,340
                 Infrastructure Purposes, 1997 Series A, 5.000%, 11/01/15

        2,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation      No Opt. Call         AAA          2,184,500
                 Bonds, 2002 Series E, 5.500%, 8/01/27


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.3%

        1,950   City of New Haven, Connecticut, Air Rights Parking Facility Revenue  12/12 at 101.00         AAA          2,162,297
                 Bonds, Series 2002 Refunding, 5.375%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.3%

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
        1,000    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,068,810
        2,000    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          2,133,120


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.9%

          750   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3            783,788
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,000   Connecticut Resources Recovery Authority, Corporate Credit Resource  12/11 at 102.00        Baa2            980,030
                 Recovery Revenue Bonds, America Ref-Fuel Company of
                 Southeastern Connecticut Project, Series A, 5.500%, 11/15/15
                 (Alternative Minimum Tax)

          500   Eastern Connecticut Resource Recovery Authority, Solid Waste          1/03 at 102.00         BBB            467,273
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/15 (Alternative Minimum Tax)

        1,000   Guam Power Authority, Revenue Bonds, 1999 Series A,                  10/09 at 101.00         AAA          1,012,290
                 5.125%, 10/01/29

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          1,541,144
                 Series HH, 5.250%, 7/01/29
------------------------------------------------------------------------------------------------------------------------------------
$      49,655   Total Long-Term Investments (cost $50,050,320) - 149.6%                                                  51,550,043
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                        401,052
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.8)%                                                        (17,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 34,451,095
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.


                                       24

                       Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
                       Portfolio of
                               INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4%

$       2,750   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00          A1       $  2,661,918
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.4%

        3,100   State of Connecticut Health and Educational Facilities Authority,     7/11 at 101.00         AAA          3,170,246
                 Revenue Bonds, Trinity College, Series 2001G, 5.000%, 7/01/21

        1,595   State of Connecticut Health and Educational Facilities Authority,    11/11 at 100.00         AAA          1,606,931
                 Revenue Bonds, Connecticut State University System,
                 Series 2002D-2, 5.000%, 11/01/21

        1,500   State of Connecticut Health and Educational Facilities Authority,     7/09 at 100.00         AAA          1,520,595
                 Revenue Bonds, Yale University Issue, Series 2002W,
                 5.125%, 7/01/27

          500   University of Connecticut, Student Fee Revenue Refunding Bonds,      11/12 at 101.00         AAA            520,510
                 Series 2002A, 5.250%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%

        1,075   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/08 at 101.50         AAA          1,095,414
                 Program Bonds, 1997 Series D (Subseries D-2), 5.450%, 11/15/24

        1,860   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/05 at 102.00         AAA          1,987,205
                 Program Bonds, 1995 Series F (Subseries F-1), 6.000%, 5/15/17

        2,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/10 at 100.00         AAA          2,005,920
                 Program Bonds, 2001 Series D (Subseries D-2), 5.150%,
                 11/15/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 10.6%

                Connecticut Housing Finance Authority, Special Needs Housing
                Mortgage Finance Program, Special Obligation Bonds, Series
                SNH-1:
        1,000    5.000%, 6/15/22 (WI, settling 12/10/02)                              6/12 at 101.00         AAA          1,001,190
        1,000    5.000%, 6/15/32 (WI, settling 12/10/02)                              6/12 at 101.00         AAA            985,550

                State of Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, The Village for Families and Children, Inc.
                Issue, Series A:
          430    5.000%, 7/01/18                                                      7/12 at 101.00         AAA            443,364
          475    5.000%, 7/01/20                                                      7/12 at 101.00         AAA            482,201
          260    7/01/23                                                              7/12 at 101.00         AAA            260,517
        1,000    5.000%, 7/01/32                                                      7/12 at 101.00         AAA            993,080

                Connecticut Development Authority, Revenue Bonds, Duncaster, Inc.
                Project, Series 2002:
          650    5.125%, 8/01/22                                                      8/12 at 101.00          AA            646,763
        1,665    4.750%, 8/01/32                                                      8/12 at 101.00          AA          1,544,154


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 40.9%

                Bethel, Connecticut, General Obligation Bonds, Series 2002:
          525    5.000%, 11/01/18                                                    11/12 at 100.00         Aaa            542,194
          525    5.000%, 11/01/19                                                    11/12 at 100.00         Aaa            539,243
          525    5.000%, 11/01/20                                                    11/12 at 100.00         Aaa            536,729
          525    5.000%, 11/01/21                                                    11/12 at 100.00         Aaa            533,815
          525    5.000%, 11/01/22                                                    11/12 at 100.00         Aaa            530,917

        3,510   City of Bridgeport, Connecticut, General Obligation Bonds,            8/11 at 100.00         AAA          3,717,406
                 Series C, 5.375%, 8/15/18

        2,500   State of Connecticut, General Obligation Bonds, Series 2002D,        11/12 at 100.00          AA          2,638,050
                 5.375%, 11/15/21

        1,000   State of Connecticut, General Obligation Bonds, Series 2002A,         4/12 at 100.00          AA          1,016,800
                 5.000%, 4/15/21

          450   Farmington, Connecticut, General Obligation Bonds, Series 2002,       9/12 at 101.00         Aa1            464,351
                 5.000%, 9/15/20


                                       25

                       Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                New Canaan, Connecticut, General Obligation Bonds,
                Series 2002, Lot A:
$         950    4.240%, 5/01/18 (WI, settling 12/05/02)                              5/11 at 100.00         Aaa       $    917,092
          950    4.500%, 5/01/19 (WI, settling 12/05/02)                              5/11 at 100.00         Aaa            937,489
          900    4.600%, 5/01/20 (WI, settling 12/05/02)                              5/11 at 100.00         Aaa            892,620
          500    4.700%, 5/01/21 (WI, settling 12/05/02)                              5/11 at 100.00         Aaa            496,995
          755    4.750%, 5/01/22 (WI, settling 12/05/02)                              5/11 at 100.00         Aaa            747,888

        1,445   New Haven, Connecticut, General Obligation Bonds, Series 2002A,      11/11 at 101.00         AAA          1,550,658
                 5.250%, 11/01/17

        2,910   Commonwealth of Puerto Rico, Public Improvement Refunding General     7/08 at 101.00         AAA          2,932,727
                 Obligation Bonds, Series 1998B, 5.000%, 7/01/24

        2,250   Commonwealth of Puerto Rico, Public Improvement Refunding General     7/11 at 100.00         AAA          2,281,410
                 Obligation Bonds, Series 2001, 5.125%, 7/01/30

                Town of Stratford, Connecticut, General Obligation Bonds, Series 2002:
        1,445    4.000%, 2/15/18                                                      2/12 at 100.00         AAA          1,339,284
        1,375    4.000%, 2/15/19                                                      2/12 at 100.00         AAA          1,261,728
          630    4.125%, 2/15/20                                                      2/12 at 100.00         AAA            583,670


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 37.7%

                State of Connecticut, Special Tax Obligation Bonds,
                Transportation Infrastructure Purpose, 2002 Series B:
        2,810    5.000%, 12/01/20                                                    12/12 at 100.00         AAA          2,877,805
        1,000    5.000%, 12/01/21                                                    12/12 at 100.00         AAA          1,017,730
        1,000    5.000%, 12/01/22                                                    12/12 at 100.00         AAA          1,011,380

          400   State of Connecticut, Special Tax Obligation Bonds, Transportation   10/11 at 100.00         AAA            406,752
                 Infrastructure Purposes, 2001 Series A, 4.800%, 10/01/18

        2,500   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00         AAA          2,512,175
                 Revenue Bonds, Series D, 5.000%, 7/01/32

        3,500   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue   1/08 at 101.00         AAA          3,518,515
                 Bonds, Series 1997A, 5.000%, 7/01/28

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/07 at 101.50         AAA          1,005,530
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/27

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
          890    5.250%, 7/01/17                                                      7/12 at 100.00          A-            934,758
        1,000    5.250%, 7/01/20                                                      7/12 at 100.00          A-          1,030,720
        1,045    5.250%, 7/01/21                                                      7/12 at 100.00          A-          1,070,665

        2,500   Puerto Rico Municipal Finance Agency, General Obligation Bonds,       8/12 at 100.00         AAA          2,516,800
                 2002 Series A, 5.000%, 8/01/27 (WI, settling 12/05/02)

        3,010   Puerto Rico Public Finance Corporation, Commonwealth Appropriation      No Opt. Call         AAA          3,117,728
                 Bonds, 1998 Series A, 5.125%, 6/01/24

          765   Puerto Rico Public Finance Corporation, Commonwealth Appropriation    2/12 at 100.00        BBB+            793,091
                 Bonds, 2002 Series E, 5.500%, 8/01/29

          750   Virgin Islands Public Finance Authority, Revenue and Refunding       10/08 at 101.00        BBB-            742,350
                 Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                 (Senior Lien/Refunding), 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

          220   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3            229,911
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,000   Eastern Connecticut Resource Recovery Authority, Solid Waste          1/03 at 102.00         BBB            976,450
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

        3,050   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          3,133,662
                 Series HH, 5.250%, 7/01/29

                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.3%

$       2,000   Birmingham, Alabama, Waterworks and Sewer Board, Water and            1/13 at 100.00         AAA       $  1,947,238
                 Sewer Revenue Bonds, Series 2002B, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------
$      73,495   Total Long-Term Investments (cost $75,110,836) - 124.1%                                                  74,229,884
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 34.3%

        4,000   Chester County Industrial Development Authority, Pennsylvania,                            VMIG-1          4,000,000
                 Revenue Bonds, Archdiocese of Philadelphia, Variable Rate
                 Demand Bonds, Series 2001, 1.200%, 7/01/31+

        5,000   Connecticut Health and Educational Facilities Authority, Revenue                          VMIG-1          5,000,000
                 Bonds, Yale University Issue, Variable Rate Demand Bonds,
                 Series 1997, 1.200%, 7/01/29+

        4,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's Regional                     VMIG-1          4,000,000
                 Medical Center, Variable Rate Demand Bonds, Series 1995,
                 1.250%, 5/01/22+

        1,000   Health and Educational Facilities Authority of the State of Missouri,                     VMIG-1          1,000,000
                 Health Facilities Revenue Bonds, Series 2001A, Variable Rate
                 Demand Bonds, Bethesda Health Group, 1.300%, 8/01/31+

        4,000   New York City Transitional Finance Authority, New York, Recovery                          VMIG-1          4,000,000
                 Revenue Bonds, Fiscal 2003 (Subseries 3-H), Variable Rate
                 Demand Obligations, 1.250%, 11/01/22+

        2,000   Ohio Higher Educational Facilities, Revenue Bonds, Case Western                           VMIG-1          2,000,000
                 Reserve University Project, Series 2002A, Variable Rate Demand
                 Obligations, 1.300%, 10/01/31+

          500   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1            500,000
                 Bonds, Series 1985, Variable Rate Demand Bonds,
                 1.020%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
$      20,500   Total Short-Term Investments (cost $20,500,000)                                                          20,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (4.9)%                                                                   (2,895,834)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.5)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 59,834,050
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       27

                       Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                       Portfolio of
                               INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 2.1%

$       1,500   Boston, Massachusetts, Industrial Development Financing Authority,    9/12 at 102.00        Baa3       $  1,455,360
                 Senior Revenue Bonds, Crosstown Center Project, Series 2002,
                 6.500%, 9/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 26.8%

          540   Massachusetts Educational Financing Authority, Education Loan         7/04 at 102.00         AAA            561,551
                 Revenue Bonds, Issue E, Series 1995, 6.150%, 7/01/10
                 (Alternative Minimum Tax)

        1,730   Massachusetts Educational Financing Authority, Educational Loan       1/12 at 100.00         AAA          1,791,917
                 Revenue Bonds, 2002 Series E, 5.000%, 1/01/13
                 (Alternative Minimum Tax)

        2,090   Massachusetts Development Finance Authority, Revenue Bonds,             No Opt. Call          A3          2,224,115
                 Series 1999P, Boston University Refunding, 6.000%, 5/15/29

          890   Massachusetts Development Finance Authority, Revenue Bonds,           3/09 at 101.00           A            925,520
                 Curry College Issue, Series A, 6.000%, 3/01/20

          500   Massachusetts Development Finance Authority, Revenue Bonds,           9/11 at 101.00           A            512,275
                 Belmont Hills School, Series 2001, 5.375%, 9/01/23

        1,500   Massachusetts Health and Educational Facilities Authority, Revenue   10/11 at 100.00         AAA          1,524,810
                 Bonds, UMASS-Worcester Campus, Series 2001B, 5.250%, 10/01/31

        2,645   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead     7/03 at 102.00         Aa1          2,651,401
                 Institute for Biomedical Research) Series 1993, 5.125%, 7/01/26

        1,500   Massachusetts Industrial Finance Agency, Revenue Bonds, Phillips      9/08 at 102.00         AAA          1,550,775
                 Academy Issue, Series 1993, 5.375%, 9/01/23

        2,300   Massachusetts Industrial Finance Agency, Education Revenue Bonds      9/08 at 101.00           A          2,234,979
                  (Belmont Hill School Issue), Series 1998, 5.250%, 9/01/28

        4,000   New England Education Loan Marketing Corporation, Massachusetts,        No Opt. Call          A3          4,532,360
                 Student Loan Revenue Bonds, 1992 Subordinated Issue H,
                 6.900%, 11/01/09 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.3%

        3,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/04 at 102.00         AAA          3,030,990
                 Bonds, New England Medical Center Hospitals Issue,
                 Series G-1, 5.375%, 7/01/24

        3,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/03 at 102.00         AAA          3,093,450
                 Bonds, Lahey Clinic Medical Center Issue, Series B,
                 5.625%, 7/01/15

          600   Massachusetts Health and Educational Facilities Authority, Revenue    5/12 at 100.00         AAA            622,506
                 Bonds, New England Medical Center Hospitals, Series 2002H,
                 5.375%, 5/15/19

        2,500   Massachusetts Health and Educational Facilities Authority, Revenue    7/11 at 101.00         AA-          2,559,975
                 Bonds, Partners HealthCare System Issue, Series C,
                 5.750%, 7/01/32

        1,395   Massachusetts Health and Educational Facilities Authority, Revenue    7/08 at 102.00         AAA          1,371,759
                 Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue   11/11 at 101.00          AA            991,740
                 Bonds, Cape Cod Health Care, Inc., Series 2001C,
                 5.250%, 11/15/31

        2,000   Massachusetts Health and Educational Facilities Authority, Revenue   10/11 at 101.00        BBB+          2,014,660
                 Bonds, Berkshire Health System Issue, Series 2001E,
                 6.250%, 10/01/31

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/12 at 101.00         BBB            993,790
                 Bonds, Caritas Christi Obligated Group, Series 2002B,
                 6.250%, 7/01/22


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 30.0%

$       3,000   Massachusetts Development Finance Agency, Assisted Living Facility    9/10 at 105.00         AAA       $  3,549,450
                 Revenue Bonds, GNMA Collateralized, The Monastery at West
                 Springfield Project, Series 1999A, 7.625%, 3/20/41
                 (Alternative Minimum Tax)

        2,500   Massachusetts Development Finance Agency, Revenue Bonds, GNMA        10/11 at 105.00         AAA          2,866,800
                 Collateralized, VOA Concord Assisted Living, Inc. Project,
                 Series 2000A, 6.900%, 10/20/41

        1,980   Massachusetts Development Finance Agency, Assisted Living            12/09 at 102.00         N/R          1,989,167
                 Revenue Bonds (Prospect House Apartments), Series 1999,
                 7.000%, 12/01/31

        2,000   Massachusetts Development Finance Agency, Assisted Living Facility    6/11 at 105.00         AAA          2,218,380
                 Revenue Bonds, GNMA Collateralized, Haskell House on Parker Hill
                 Project, Series 2000A, 6.500%, 12/20/41 (Alternative Minimum Tax)

        1,500   Massachusetts Development Finance Agency, Assisted Living Facility    3/12 at 105.00         AAA          1,608,045
                 Revenue Bonds, GNMA Collateralized, The Arbors at Chicopee
                 Project, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

        3,800   Massachusetts Housing Finance Agency, Housing Project Revenue         4/03 at 102.00          A+          3,931,518
                 Bonds, Series 1993A Refunding, 6.300%, 10/01/13

        1,460   Massachusetts Housing Finance Agency, Rental Housing Mortgage         7/10 at 101.00         AAA          1,524,065
                 Revenue Bonds, Series 1999D, 5.500%, 7/01/13
                 (Alternative Minimum Tax)

        1,865   Massachusetts Housing Finance Agency, Rental Housing Mortgage         1/05 at 102.00         AAA          1,957,075
                 Revenue Bonds, Series 1995A (FHA Insured Mortgage Loans),
                 7.350%, 1/01/35 (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, Mortgage Revenue         5/12 at 103.00         AAA          1,012,910
                 Bonds, Clarendon Hill Towers Project, GNMA Collateralized,
                 Series 2002 Refunding, 5.200%, 11/20/22


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.1%

        1,270   City of Boston, Massachusetts, Revenue Bonds (Deutsches Altenheim,   10/08 at 105.00         AAA          1,353,820
                 Inc. Project - FHA Insured Mortgage), Series 1998A,
                 6.125%, 10/01/31

        2,000   Massachusetts Industrial Finance Agency, Healthcare Facilities        5/07 at 102.00         A-1          1,953,960
                 Revenue Bonds, Series 1997B (Jewish Geriatric Services, Inc.
                 Obligated Group), 5.500%, 5/15/27

          845   Massachusetts Industrial Finance Agency, Revenue Bonds, Heights       2/06 at 102.00         AAA            885,180
                 Crossing Limited Partnership Issue (FHA-Insured Project),
                 Series 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.9%

        2,500   Massachusetts Bay Transportation Authority, General Transportation      No Opt. Call         AAA          3,141,000
                 System Bonds, 1991 Series A, 7.000%, 3/01/21

        4,275   Commonwealth of Massachusetts, General Obligation Bonds,                No Opt. Call         AAA          4,978,067
                 Consolidated Loan of 2001, Series D, 6.000%, 11/01/13

          980   Monson, Massachusetts, General Obligation Bonds, Series 2002,         5/12 at 101.00         Aaa          1,014,692
                 5.250%, 5/15/22

        1,000   Narragansett Regional School District, Massachusetts, General         6/10 at 101.00         Aaa          1,177,040
                 Obligation Bonds, Series 2000, 6.500%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.0%

        1,300   Massachusetts Development Finance Agency, Revenue Bonds,              6/09 at 101.00          AA          1,365,000
                 Worcester Redevelopment Authority Issue, Series 1999,
                 6.000%, 6/01/24 (Mandatory put 6/01/04)

        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds        9/06 at 102.00         AAA          4,171,440
                 (US Air Project), Series 1996A, 5.750%, 9/01/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 29.2%

                Town of Barnstable, Massachusetts, General Obligation Bonds,
                Series 1994:
        1,020    5.750%, 9/15/10 (Pre-refunded to 9/15/04)                            9/04 at 102.00       AA***          1,112,351
        1,020    5.750%, 9/15/11 (Pre-refunded to 9/15/04)                            9/04 at 102.00       AA***          1,112,351

        4,375   City of Lowell, Massachusetts, General Obligation State Qualified    11/03 at 102.00         AAA          4,630,588
                 Bonds, 5.600%, 11/01/12 (Pre-refunded to 11/01/03)

        1,250   Commonwealth of Massachusetts, General Obligation Bonds,              2/10 at 101.00         AAA          1,448,188
                 Consolidated Loan, Series 2000A, 6.000%, 2/01/14
                 (Pre-refunded to 2/01/10)


                                       29

                       Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       2,500   Massachusetts Health and Educational Facilities Authority, Revenue      No Opt. Call         AAA       $  2,679,350
                 Bonds, Malden Hospital Issue (FHA-Insured Project), Series A,
                 5.000%, 8/01/16

        2,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/06 at 100.00         Aaa          2,152,000
                 Bonds (Daughters of Charity National Health System - The Carney
                 Hospital), Series D, 6.100%, 7/01/14 (Pre-refunded to 7/01/06)

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured
                Project), Series B:
        1,435    6.125%, 2/15/15 (Pre-refunded to 2/15/04)                            2/04 at 102.00      Aa2***          1,540,975
        1,000    6.000%, 2/15/25 (Pre-refunded to 2/15/04)                            2/04 at 102.00      Aa2***          1,072,360

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue    2/07 at 102.00      Aa2***          1,158,230
                 Refunding Bonds, Youville Hospital Issue (FHA-Insured Project),
                 Series A, 6.250%, 2/15/41 (Pre-refunded to 2/15/07)

          410   Massachusetts Health and Educational Facilities Authority, Revenue    7/08 at 102.00         AAA            417,712
                 Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,             1/03 at 100.00         AAA          1,539,970
                 13.000%, 7/01/13

        1,175   Massachusetts Industrial Finance Agency, Revenue Bonds (Brooks        7/03 at 102.00       A3***          1,230,002
                 School Issue), Series 1993, 5.950%, 7/01/23
                 (Pre-refunded to 7/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.7%

        1,000   Massachusetts Development Finance Agency, Resource Recovery           1/12 at 101.00         AAA          1,069,860
                 Revenue Bonds, SEMASS System, 2001 Series A,
                 5.625%, 1/01/16

        2,500   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,184,375
                 Revenue Refunding Bonds (Ogden Haverhill Project), Series
                 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.1%

          750   Massachusetts Water Resources Authority, General Revenue              3/03 at 100.00          AA            749,931
                 Refunding Bonds, 1993 Series B, 5.000%, 3/01/22
                 (Pre-refunded to 3/01/03)
------------------------------------------------------------------------------------------------------------------------------------
$      93,400   Total Long-Term Investments (cost $94,481,801) - 144.2%                                                  99,439,785
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.9%

        2,000   The Commonwealth of Massachusetts, General Obligation Bonds,                              VMIG-1          2,000,000
                 Central Artery Ted Williams Infrastructure Loan Act of 2000,
                 Series A, Variable Rate Demand Bonds, 1.250%, 12/01/30+
------------------------------------------------------------------------------------------------------------------------------------
$       2,000   Total Short-Term Investments (cost $2,000,000)                                                            2,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      1,542,260
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.3)%                                                        (34,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 68,982,045
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       30

                       Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
                       Portfolio of
                               INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 1.7%

$         500   Boston, Massachusetts, Industrial Development Financing Authority,    9/12 at 102.00        Baa3       $    485,120
                 Senior Revenue Bonds, Crosstown Center Project, Series 2002,
                 6.500%, 9/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 28.7%

        1,500   Massachusetts Educational Financing Authority, Educational Loan       7/10 at 100.00         AAA          1,541,985
                 Revenue Bonds, Issue E, Series 2001, 5.300%, 1/01/16
                 (Alternative Minimum Tax)

        2,000   Massachusetts Development Finance Authority, Revenue Bonds,           5/29 at 105.00          A3          2,107,540
                 Series 1999P, Boston University Refunding, 6.000%, 5/15/59

        1,250   Massachusetts Health and Educational Facilities Authority, Revenue   10/09 at 101.00         Aaa          1,245,600
                 Bonds, Brandeis University, Series J, 5.000%, 10/01/26

        2,000   Massachusetts Health and Educational Facilities Authority, Revenue    2/11 at 100.00         AA-          2,075,240
                 Bonds, Tufts University, Series 2001-I, 5.500%, 2/15/36

        1,250   University of Massachusetts Building Authority, Project Revenue      11/10 at 100.00         AAA          1,289,563
                 Bonds, Senior Series 2000-2, 5.250%, 11/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.3%

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/09 at 101.00         AA-            994,430
                 Bonds, Partners HealthCare System Issue, Series B,
                 5.125%, 7/01/19

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/11 at 101.00         AA-          1,023,990
                 Bonds, Partners HealthCare System Issue, Series C,
                 5.750%, 7/01/32

        1,250   Massachusetts Health and Educational Facilities Authority, Revenue    7/11 at 100.00         BBB          1,272,813
                 Bonds, UMass Memorial Health Care, Series 2001C,
                 6.625%, 7/01/32

          375   Massachusetts Health and Educational Facilities Authority, Revenue    1/12 at 101.00          A-            382,433
                 Bonds, Covenant Health Systems Obligated Group, Series 2002,
                 6.000%, 7/01/31

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue   10/11 at 101.00        BBB+          1,007,330
                 Bonds, Berkshire Health System Issue, Series 2001E,
                 6.250%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.8%

        1,000   Massachusetts Development Finance Agency, Assisted Living Facility    3/12 at 105.00         AAA          1,072,030
                 Revenue Bonds, The Arbors at Chicopee Project, GNMA
                 Collateralized, Series 2001A, 6.250%, 9/20/42
                 (Alternative Minimum Tax)

        1,250   Massachusetts Housing Finance Agency, Rental Housing Mortgage         1/11 at 100.00         AAA          1,295,188
                 Revenue Bonds, Series 2001A, 5.850%, 7/01/35
                 (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, Mortgage Revenue         5/12 at 103.00         AAA          1,012,910
                 Bonds, Clarendon Hill Towers Project, GNMA Collateralized,
                 Series 2002 Refunding, 5.200%, 11/20/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.7%

        1,095   Massachusetts Housing Finance Agency, Single Family Housing          12/04 at 102.00          AA          1,137,048
                 Revenue Bonds, Series 36, 6.600%, 12/01/26
                 (Alternative Minimum Tax)

        2,175   Massachusetts Housing Finance Agency, Single Family Housing           6/10 at 100.00         AAA          2,205,146
                 Revenue Bonds, Series 82, 5.375%, 12/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.3%

          655   Massachusetts Development Finance Agency, First Mortgage Revenue      7/11 at 102.00        BBB-            666,639
                 Bonds, Edgecombe Project, Series 2001A, 6.750%, 7/01/21


                                       31


                       Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 20.5%

$       1,000   City of Boston, Massachusetts, General Obligation Bonds,              2/11 at 100.00         Aa2       $  1,022,480
                 Series 2001A, 5.000%, 2/01/20

        2,000   Town of Brookline, Massachusetts, General Obligation Bonds,           4/10 at 101.00         Aaa          2,128,460
                 Series 2000, 5.375%, 4/01/17

        1,675   City of Lawrence, Massachusetts, General Obligation Bonds,            2/11 at 100.00         Aaa          1,703,542
                 Series 2001, 5.000%, 2/01/21

        1,020   Massachusetts Bay Transportation Authority, General Transportation    3/07 at 101.00         AAA          1,014,665
                 System Bonds, 1997 Series A, 5.000%, 3/01/27


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.4%

        1,000   Massachusetts Bay Transportation Authority, Assessment Bonds, 2000    7/10 at 100.00         AAA          1,015,900
                 Series A, 5.250%, 7/01/30

        1,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,            8/09 at 101.00         AAA          1,127,170
                 6.000%, 8/01/16

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin       10/10 at 101.00        BBB-          1,112,510
                 Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.8%

        2,000   Massachusetts Port Authority, Revenue Bonds, Series 1998-D,           7/08 at 101.00         AAA          1,971,500
                 5.000%, 7/01/28

        1,000   Massachusetts Port Authority, Special Facilities Revenue Bonds        7/07 at 102.00         AAA          1,031,970
                 (BOSFUEL Project), Series 1997, 5.500%, 7/01/18
                 (Alternative Minimum Tax)

        1,250   Massachusetts Turnpike Authority, Metropolitan Highway System         1/07 at 102.00         AAA          1,222,913
                 Revenue Bonds, 1997 Series A (Senior), 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.8%

        1,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00         AAA          1,165,680
                 Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded to 7/01/10)

        1,250   Commonwealth of Massachusetts, General Obligation Bonds,             10/10 at 100.00         AAA          1,432,525
                 Consolidated Loan Series 2000C, 5.750%, 10/01/19
                 (Pre-refunded to 10/01/10)

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,066,560
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.1%

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue   12/08 at 102.00         BBB            873,750
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A, 5.600%,
                 12/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.6%

        2,000   Boston Water and Sewer Commission, Massachusetts, General            11/08 at 101.00         AAA          1,981,840
                 Revenue Bonds (Senior Series), 1998 Series D, 5.000%, 11/01/28

        1,750   Massachusetts Water Pollution Abatement Trust, Water Pollution        8/09 at 101.00         AAA          1,875,736
                 Abatement Revenue Bonds (MWRA Program), Subordinate
                 Series 1999A, 5.750%, 8/01/29

          300   Massachusetts Water Resources Authority, General Revenue Bonds,       8/10 at 101.00         AAA            320,870
                 2000 Series A, 5.750%, 8/01/30
------------------------------------------------------------------------------------------------------------------------------------
$      41,545   Total Long-Term Investments (cost $41,789,282) - 149.7%                                                  42,883,076
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                        757,507
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 28,640,583
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.


                                       32

                       Nuveen Missouri Premium Income Municipal Fund (NOM)
                       Portfolio of
                    INVESTMENTS November 30, 2002 (Unaudited)




   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.1%

$       1,000   Missouri State Development Finance Board, Solid Waste Disposal          No Opt. Call         AA-       $  1,000,630
                 Revenue Bonds (Procter & Gamble Paper Products Company
                 Project), Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.2%

          250   Junior College District of Mineral Area, Missouri, Mineral Area       9/10 at 102.00         N/R            250,393
                 College, Student Housing System Revenue Bonds,
                 Series 2000, 7.200%, 9/01/20

        1,400   Health and Educational Facilities Authority of the State of Missouri, 6/10 at 100.00        Baa2          1,475,922
                 Educational Facilities Revenue Bonds (Maryville University of
                 Saint Louis Project), Series 2000, 6.750%, 6/15/30

          500   Health and Educational Facilities Authority of the State of Missouri, 2/08 at 101.00          A3            513,805
                 Educational Facilities Revenue Bonds (Saint Louis Priory School
                 Project), 5.650%, 2/01/25

          365   Health and Educational Facilities Authority of the State of Missouri, 4/11 at 100.00         Aaa            387,645
                 Educational Facilities Revenue Bonds (Webster University),
                 Series 2001, 5.500%, 4/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 26.0%

        1,800   Johnson County, Missouri, Hospital Revenue Bonds, Western Missouri    6/10 at 100.00          AA          1,914,390
                 Medical Center Project, Series 2000, 6.000%, 6/01/20

        2,500   Health and Educational Facilities Authority of the State of Missouri, 6/11 at 101.00         AAA          2,522,525
                 Revenue Bonds, SSM Health Care, Series 2001A, 5.250%, 6/01/28

          500   Health and Educational Facilities Authority of the State of Missouri, 6/11 at 101.00         AAA            505,030
                 Health Facilities Revenue Bonds, Saint Luke's Episcopal-Presbyterian
                 Hospitals, Series 2001, 5.250%, 12/01/26

          425   Health and Educational Facilities Authority of the State of Missouri, 2/06 at 102.00        BBB+            436,326
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital, Inc.), Series 1996, 6.500%, 2/15/21

        1,000   Health and Educational Facilities Authority of the State of Missouri, 12/10 at 101.00          A          1,044,400
                 Health Facilities Revenue Bonds (Saint Anthony's Medical Center),
                 Series 2000, 6.250%, 12/01/30

        1,000   Ray County, Missouri, Hospital Revenue Bonds (Ray County Memorial     5/05 at 101.50         N/R            986,280
                 Hospital), Series 1997, 5.750%, 11/15/12

          950   Texas County, Missouri, Hospital Revenue Bonds (Texas County          6/10 at 100.00         N/R            951,587
                 Memorial Hospital), Series 2000, 7.250%, 6/15/25


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.9%

          995   Missouri Housing Development Commission, Multifamily Housing         12/11 at 100.00          AA          1,032,949
                 Revenue Bonds, 2001 Series II, 5.250%, 12/01/16

        1,250   Industrial Development Authority of St. Charles County, Missouri,     4/08 at 102.00         AAA          1,260,063
                 Multifamily Housing Revenue Bonds (Ashwood Apartments Project),
                 Series 1998A, 5.600%, 4/01/30 (Alternative Minimum Tax)

          545   Industrial Development Authority of the County of St. Louis, Missouri, 4/07 at 102.00        AAA            572,114
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project),
                 Series 1997A, 5.950%, 4/20/17

          600   Industrial Development Authority of the County of St. Louis, Missouri, 4/07 at 102.00        AAA            620,514
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project), Series
                 1997B, 6.000%, 10/20/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.3%

          710   Missouri Housing Development Commission, Single Family Mortgage       3/06 at 105.00         AAA            759,026
                 Revenue Bonds (Homeownership Loan Program), 1995 Series C,
                 7.250%, 9/01/26 (Alternative Minimum Tax)

        1,380   Missouri Housing Development Commission, Single Family Mortgage       9/06 at 105.00         AAA          1,446,212
                 Revenue Bonds (Homeownership Loan Program), 1996 Series B,
                 7.550%, 9/01/27 (Alternative Minimum Tax)

          735   Missouri Housing Development Commission, Single Family Mortgage       3/10 at 100.00         AAA            769,773
                 Revenue Bonds (Homeownership Loan Program), 2000 Series B-1,
                 6.250%, 3/01/31 (Alternative Minimum Tax)


                                       33

                       Nuveen Missouri Premium Income Municipal Fund (NOM) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 30.7%

$         500   Lees Summit Reorganized School District No.7 of Jackson County,       3/12 at 100.00         AAA       $    525,200
                 Missouri, General Obligation Bonds, Series 2002 Refunding and
                 Improvement, 5.250%, 3/01/18

        1,000   State of Missouri, General Obligation Bonds, Series 2002A, Fourth    10/12 at 100.00         AAA          1,038,130
                 State Building Refunding, 5.000%, 10/01/18

        2,020   Ritenour Consolidated School District of Saint Louis County, Missouri,  No Opt. Call         AAA          2,513,466
                 General Obligation Bonds, Series 1995, 7.375%, 2/01/12

        1,500   Francis Howell School District, Saint Charles County, Missouri,         No Opt. Call         AAA          1,767,015
                 General Obligation Bonds, Series 1994A Refunding,
                 7.800%, 3/01/08

        1,000   School District of the City of Saint Charles, Missouri, General       3/06 at 100.00         AA+          1,079,470
                 Obligation Bonds, Series 1996A, 5.625%, 3/01/14

        1,000   Pattonville R-3 School District, Saint Louis County, Missouri,        3/10 at 101.00         AAA          1,086,070
                 General Obligation Bonds, Series 2000, 5.750%, 3/01/17

          895   Board of Education of the City of St. Louis, Missouri, General          No Opt. Call         AAA          1,099,132
                 Obligation School Refunding Bonds, Series 1993A,
                 8.500%, 4/01/07

          625   Reorganized School District No. R-IV of Stone County, Reeds Spring,     No Opt. Call         AAA            786,750
                 Missouri, General Obligation School Building Refunding and
                 Improvement Bonds, Series 1995, 7.600%, 3/01/10


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 24.2%

          750   Fenton, Missouri, Tax Increment Bonds, Gravois Bluffs Project,       10/12 at 100.00         N/R            743,130
                 Series 2002 Refunding and Improvement, 6.125%, 10/01/21

        1,000   Land Clearance for Redevelopment Authority of Kansas City,           12/05 at 102.00         AAA          1,095,930
                 Missouri, Lease Revenue Bonds, Municipal Auditorium and
                 Muehlebach Hotel Redevelopment Projects, Series 1995A,
                 5.900%, 12/01/18

        2,000   Missouri Development Finance Board, Infrastructure Facilities         4/10 at 100.00         AAA          2,139,820
                 Revenue Bonds, Kansas City, Missouri (Midtown Redevelopment
                 Projects), Series 2000A, 5.750%, 4/01/22

          450   Monarch-Chesterfield Levee District, St. Louis County, Missouri,      3/10 at 101.00        AAA            482,945
                 Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19

        1,000   St. Louis Municipal Finance Corporation, Missouri, Carnahan           2/12 at 100.00         Aaa          1,107,250
                 Courthouse Leasehold Revenue Bonds, Series 2002A,
                 5.750%, 2/15/16

        2,000   Public Building Corporation of the City of Springfield, Missouri,     6/10 at 100.00         AAA          2,209,760
                 Leasehold Revenue Bonds, Series 2000A, Jordan Valley Park
                 Projects, 6.125%, 6/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.9%

          500   Kansas City, Missouri, Passenger Facility Charge Revenue Bonds,       4/11 at 101.00         AAA            488,425
                 Series 2001, Kansas City International Airport, 5.000%, 4/01/23
                 (Alternative Minimum Tax)

        1,000   Land Clearance for Redevelopment Authority of the City of St. Louis,  9/09 at 102.00         N/R          1,073,650
                 Missouri, Tax-Exempt Parking Facility Revenue Refunding and
                 Improvement Bonds (LCRA Parking Facilities Project),
                 Series of 1999C, 7.000%, 9/01/19


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.3%

          675   Health and Educational Facilities Authority of the State of Missouri, 2/06 at 102.00     BBB+***            770,249
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital, Inc.), Series 1996, 6.500%, 2/15/21
                 (Pre-refunded to 2/15/06)

          825   Health and Educational Facilities Authority of the State of Missouri, 3/10 at 101.00         Aaa            955,903
                 Educational Facilities Revenue Bonds (The Washington University),
                 Series 2000A, 6.000%, 3/01/30 (Pre-refunded to 3/01/10)

          530   State Environmental Improvement and Energy Resources Authority,       7/04 at 102.00         AAA            576,433
                 Missouri, Water Pollution Control Revenue Bonds (State Revolving
                 Fund Program - City of Branson Project), Series 1995A, 6.050%,
                 7/01/16 (Pre-refunded to 7/01/04)

          540   State Environmental Improvement and Energy Resources Authority,       1/06 at 101.00         Aaa            601,663
                 Missouri, Water Pollution Control Revenue Bonds, State Revolving
                 Fund, Multi-Participant Program, Series 1996D, 5.875%,
                 1/01/15 (Pre-refunded to 1/01/06)

                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,000   St. Louis County, Missouri, Certificates of Receipt, Series 1993D       No Opt. Call         AAA       $  1,087,070
                 GNMA Collateralized Mortgage Revenue Bonds, 5.650%,
                 7/01/20 (Alternative Minimum Tax)

        1,275   St. Louis Municipal Finance Corporation, Leasehold Revenue            2/05 at 100.00         AAA          1,393,040
                 Improvement and Refunding Bonds (City of St. Louis, Missouri,
                 Lessee), Series 1992, 6.250%, 2/15/12 (Pre-refunded to 2/15/05)

        1,600   St. Louis Municipal Finance Corporation, City Justice Center,         2/06 at 102.00         AAA          1,794,272
                 Leasehold Revenue Improvement Bonds (City of St. Louis, Missouri,
                 Lessee), Series 1996A, 5.750%, 2/15/11 (Pre-refunded to 2/15/06)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.2%

          600   City of Sikeston, Missouri, Electric System Revenue Refunding Bonds,    No Opt. Call         AAA            697,908
                 1996 Series, 6.000%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.6%

          350   State Environmental Improvement and Energy Resources Authority,         No Opt. Call         Aaa            424,360
                 Missouri, Water Pollution Control Revenue Bonds (State Revolving
                 Fund Program - Kansas City Project), Series 1997C,
                 6.750%, 1/01/12

          470   State Environmental Improvement and Energy Resources Authority,       7/04 at 102.00         AAA            504,891
                 Missouri, Water Pollution Control Revenue Bonds (State Revolving
                 Fund Program - City of Branson Project), Series 1995A,
                 6.050%, 7/01/16

          210   State Environmental Improvement and Energy Resources Authority,       1/06 at 101.00         Aaa            229,235
                 Missouri, Water Pollution Control Revenue Bonds, State Revolving
                 Fund, Multi-Participant Program, Series 1996D, 5.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
$      43,220   Total Long-Term Investments (cost $43,828,746) - 145.4%                                                  46,720,751
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.4%                                                                      1,403,541
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.8)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 32,124,292
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       35

                       Statement of
                           ASSETS AND LIABILITIES November 30, 2002 (Unaudited)
                                                                     CONNECTICUT      CONNECTICUT       CONNECTICUT     CONNECTICUT
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NTC)            (NFC)             (NGK)           (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $115,822,229      $55,497,693       $51,550,043    $ 74,229,884
Temporary investments in short-term securities, at
  amortized cost, which approximates market value                             --               --                --      20,500,000
Cash                                                                     141,602          345,908                --       8,216,240
Receivables:
   Interest                                                            1,647,709          733,361           726,557         836,866
   Investments sold                                                      699,034          145,822                --         140,793
Other assets                                                               7,288            5,110            31,372             160
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                    118,317,862       56,727,894        52,307,972     103,923,943
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                --               --           316,035              --
Payable for investments purchased                                      2,091,947               --                --      11,787,916
Accrued expenses:
   Management fees                                                        62,396           16,378            15,057          19,996
   Organization and offering costs                                            --            7,713             4,674         140,830
   Other                                                                  33,273           58,489            20,589         135,852
Preferred share dividends payable                                          2,832            2,135               522           5,299
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                2,190,448           84,715           356,877      12,089,893
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                38,300,000       19,500,000        17,500,000      32,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 77,827,414      $37,143,179       $34,451,095    $ 59,834,050
===================================================================================================================================
Common shares outstanding                                              5,289,257        2,547,563         2,307,073       4,318,000
===================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      14.71      $     14.58       $     14.93    $      13.86
===================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     52,893      $    25,476       $    23,071    $     43,180
Paid-in surplus                                                       73,326,245       36,058,937        32,676,236      60,921,340
Undistributed net investment income                                      786,651           95,818            98,796          12,698
Accumulated net realized gain (loss) from investments                 (1,396,884)         (78,021)          153,269        (262,216)
Net unrealized appreciation (depreciation) of investments              5,058,509        1,040,969         1,499,723        (880,952)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 77,827,414      $37,143,179       $34,451,095    $ 59,834,050
===================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited       Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                    MASSACHUSETTS     MASSACHUSETTS        MISSOURI
                                                                                          PREMIUM          DIVIDEND         PREMIUM
                                                                                           INCOME         ADVANTAGE          INCOME
                                                                                            (NMT)             (NMB)           (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                 $ 99,439,785       $42,883,076     $46,720,751
Temporary investments in short-term securities, at
   amortized cost, which approximates market value                                      2,000,000                --              --
Cash                                                                                       77,047            85,263         500,975
Receivables:
   Interest                                                                             1,517,574           692,282         850,818
   Investments sold                                                                        30,000            56,513          86,405
Other assets                                                                                1,423             4,897           7,717
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    103,065,829        43,722,031      48,166,666
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                 --                --              --
Payable for investments purchased                                                              --                --              --
Accrued expenses:
   Management fees                                                                         55,337            12,632          25,860
   Organization and offering costs                                                             --             7,713              --
   Other                                                                                   27,250            59,049          15,914
Preferred share dividends payable                                                           1,197             2,054             600
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                    83,784            81,448          42,374
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 34,000,000        15,000,000      16,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $ 68,982,045       $28,640,583     $32,124,292
===================================================================================================================================
Common shares outstanding                                                               4,696,845         1,944,324       2,212,834
===================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                             $      14.69       $     14.73     $     14.52
===================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $     46,968       $    19,443     $    22,128
Paid-in surplus                                                                        65,109,548        27,481,596      30,439,166
Undistributed net investment income                                                       767,525            79,952         310,444
Accumulated net realized gain (loss) from investments                                  (1,899,980)          (34,202)     (1,539,451)
Net unrealized appreciation (depreciation) of investments                               4,957,984         1,093,794       2,892,005
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $ 68,982,045       $28,640,583     $32,124,292
===================================================================================================================================
Authorized shares:
   Common                                                                               Unlimited         Unlimited       Unlimited
   Preferred                                                                            Unlimited         Unlimited       Unlimited
===================================================================================================================================


                                 See accompanying notes to financial statements.


                                       37


                       Statement of
                           OPERATIONS Six Months Ended November 30, 2002 (Unaudited)
                                                                     CONNECTICUT      CONNECTICUT       CONNECTICUT     CONNECTICUT
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NTC)            (NFC)             (NGK)          (NGO)*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $3,120,608       $1,433,480        $1,282,836       $ 367,336
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          380,049          185,423           170,327          77,431
Preferred shares - auction fees                                           48,006           26,486            21,935           3,507
Preferred shares - dividend disbursing agent fees                          5,014            5,014             5,014             438
Shareholders' servicing agent fees and expenses                           11,677            1,329             1,554             638
Custodian's fees and expenses                                             22,939           17,040            26,950           5,857
Trustees' fees and expenses                                                  703              501               501             135
Professional fees                                                          4,822            5,086             4,612           2,985
Shareholders' reports - printing and mailing expenses                     12,614            6,509             5,677           5,156
Stock exchange listing fees                                                6,065              187                --              --
Investor relations expense                                                 6,974            3,621                --              --
Other expenses                                                             6,327            4,073             2,942             254
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     505,190          255,269           239,512          96,401
   Custodian fee credit                                                   (3,893)          (1,266)          (15,478)         (2,105)
   Expense reimbursement                                                      --          (85,580)          (78,613)        (38,120)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             501,297          168,423           145,421          56,176
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  2,619,311        1,265,057         1,137,415         311,160
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                902,736           24,134           155,656        (262,216)
Change in net unrealized appreciation (depreciation) of investments      264,157          749,673           810,528        (880,952)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                       1,166,893          773,807           966,184      (1,143,168)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (206,174)        (104,675)         (104,109)        (17,792)
From accumulated net realized gains from investments                          --               --            (2,387)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                         (206,174)        (104,675)         (106,496)        (17,792)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                   $3,580,030       $1,934,189        $1,997,103      $ (849,800)
===================================================================================================================================

*    For the period September 26, 2002 (commencement of operations) through
     November 30, 2002.

                                 See accompanying notes to financial statements.


                                       38

                                                                                    MASSACHUSETTS     MASSACHUSETTS        MISSOURI
                                                                                          PREMIUM          DIVIDEND         PREMIUM
                                                                                           INCOME         ADVANTAGE          INCOME
                                                                                            (NMT)             (NMB)           (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                      $2,805,794        $1,134,801      $1,305,045
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                           337,377           142,332         157,907
Preferred shares - auction fees                                                            42,616            20,374          20,055
Preferred shares - dividend disbursing agent fees                                           5,014             5,014           5,014
Shareholders' servicing agent fees and expenses                                             6,290             1,096           4,608
Custodian's fees and expenses                                                              20,828            14,170          17,498
Trustees' fees and expenses                                                                   651               375             375
Professional fees                                                                           5,739             4,467           4,269
Shareholders' reports - printing and mailing expenses                                      11,862             6,910           6,758
Stock exchange listing fees                                                                11,306               143             161
Investor relations expense                                                                  6,391             1,361           2,945
Other expenses                                                                              6,125             3,951           4,791
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                      454,199           200,193         224,381
   Custodian fee credit                                                                    (2,994)             (929)         (3,293)
   Expense reimbursement                                                                       --           (65,692)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                              451,205           133,572         221,088
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   2,354,589         1,001,229       1,083,957
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                                 212,247            60,103          23,982
Change in net unrealized appreciation (depreciation) of investments                       596,179           974,249         284,982
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                          808,426         1,034,352         308,964
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                               (173,783)          (76,200)        (93,893)
From accumulated net realized gains from investments                                           --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                          (173,783)          (76,200)        (93,893)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                                    $2,989,232        $1,959,381      $1,299,028
===================================================================================================================================

                                 See accompanying notes to financial statements.


                                       39

                       Statement of
                           CHANGES IN NET ASSETS (Unaudited)

                                                                          CONNECTICUT                         CONNECTICUT
                                                                       PREMIUM INCOME (NTC)             DIVIDEND ADVANTAGE (NFC)
                                                               ----------------------------------  --------------------------------
                                                               SIX MONTHS ENDED        YEAR ENDED  SIX MONTHS ENDED      YEAR ENDED
                                                                       11/30/02           5/31/02          11/30/02         5/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 2,619,311       $ 5,259,938       $ 1,265,057     $ 2,549,084
Net realized gain (loss) from investments                               902,736           544,946            24,134         (44,913)
Change in net unrealized appreciation
   (depreciation) of investments                                        264,157           474,512           749,673         840,819
Distributions to Preferred Shareholders:
   From net investment income                                          (206,174)         (546,694)         (104,675)       (291,100)
   From accumulated net realized gains from investments                      --                --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                      3,580,030         5,732,702         1,934,189       3,053,890
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (2,267,025)       (4,403,107)       (1,069,436)     (2,135,321)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                          --                --                --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                      187,556           355,425            45,120          60,234
Preferred shares offering costs                                              --                --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                   187,556           355,425            45,120          60,234
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                                        1,500,561         1,685,020           909,873         978,803
Net assets applicable to Common
   shares at the beginning of period                                 76,326,853        74,641,833        36,233,306      35,254,503
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                      $77,827,414       $76,326,853       $37,143,179     $36,233,306
===================================================================================================================================
Undistributed net investment income
   at the end of period                                             $   786,651       $   645,815       $    95,818     $     6,243
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                       40

                                                                                    CONNECTICUT
                                                             CONNECTICUT              DIVIDEND           MASSACHUSETTS PREMIUM
                                                     DIVIDEND ADVANTAGE 2 (NGK)   ADVANTAGE 3 (NGO)            INCOME (NMT)
                                                  ------------------------------  -----------------  ------------------------------
                                                                         FOR THE           FOR THE
                                                                  PERIOD 3/26/02    PERIOD 9/26/02
                                                           SIX     (COMMENCEMENT     (COMMENCEMENT             SIX
                                                  MONTHS ENDED    OF OPERATIONS)    OF OPERATIONS)    MONTHS ENDED       YEAR ENDED
                                                      11/30/02   THROUGH 5/31/02  THROUGH 11/30/02        11/30/02          5/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                              $ 1,137,415        $  188,643         $ 311,160      $ 2,354,589     $ 4,829,981
Net realized gain (loss) from investments              155,656                --          (262,216)         212,247         511,753
Change in net unrealized appreciation
   (depreciation) of investments                       810,528           689,408          (880,952)         596,179          56,519
Distributions to Preferred Shareholders:
   From net investment income                         (104,109)           (9,064)          (17,792)        (173,783)       (513,588)
   From accumulated net realized gains
     from investments                                   (2,387)               --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from operations       1,997,103           868,987          (849,800)       2,989,232       4,884,665
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                            (955,119)         (159,183)         (280,670)      (2,020,250)     (3,887,315)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                         --        32,878,500        61,625,745               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                       1,142               --                --           156,604         280,344
Preferred shares offering costs                             --          (280,610)         (761,500)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                    1,142        32,597,890        60,864,245          156,604         280,344
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                       1,043,126        33,307,694        59,733,775        1,125,586       1,277,694
Net assets applicable to Common
   shares at the beginning of period                33,407,969           100,275           100,275       67,856,459      66,578,765
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                     $34,451,095       $33,407,969       $59,834,050      $68,982,045     $67,856,459
===================================================================================================================================
Undistributed net investment income
   at the end of period                            $    98,796       $    20,396       $    12,698      $   767,525     $   659,569
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                       41

                       Statement of
                           CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                             MASSACHUSETTS                  MISSOURI PREMIUM
                                                                       DIVIDEND ADVANTAGE (NMB)                INCOME (NOM)
                                                                    ------------------------------     ----------------------------
                                                                             SIX                                SIX
                                                                    MONTHS ENDED        YEAR ENDED     MONTHS ENDED      YEAR ENDED
                                                                        11/30/02           5/31/02         11/30/02         5/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 1,001,229       $ 2,001,715      $ 1,083,957     $ 2,228,230
Net realized gain (loss) from investments                                 60,103           (68,781)          23,982         (29,238)
Change in net unrealized appreciation
   (depreciation) of investments                                         974,249           555,011          284,982         669,418
Distributions to Preferred Shareholders:
   From net investment income                                            (76,200)         (238,070)         (93,893)       (283,065)
   From accumulated net realized gains from investments                       --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                       1,959,381         2,249,875        1,299,028       2,585,345
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                              (851,433)       (1,701,593)        (954,175)     (1,770,473)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                        13,460            19,714          160,114         296,123
Preferred shares offering costs                                               --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                     13,460            19,714          160,114         296,123
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                                         1,121,408           567,996          504,967       1,110,995
Net assets applicable to Common
   shares at the beginning of period                                  27,519,175        26,951,179       31,619,325      30,508,330
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                       $28,640,583       $27,519,175      $32,124,292     $31,619,325
===================================================================================================================================
Undistributed net investment income
   at the end of period                                              $    79,952       $     9,113      $   310,444     $   286,262
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                       42


Notes to
       FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund
(NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) and Nuveen Missouri Premium Income Municipal Fund (NOM). Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange while Connecticut Dividend Advantage
(NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3
(NGO), Massachusetts Dividend Advantage (NMB) and Missouri Premium Income (NOM) are traded on the American Stock Exchange.

Prior to the commencement of operations of Connecticut Dividend Advantage 2
(NGK) and Connecticut Dividend Advantage 3 (NGO) each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2002, Connecticut Premium Income (NTC) and Connecticut Dividend Advantage 3 (NGO) had outstanding when-issued purchase commitments of $2,091,947 and $8,565,858, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                       CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                           PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NTC)        (NFC)        (NGK)        (NGO)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                                     --          780           --           --
   Series W                                                     --           --          700           --
   Series TH                                                 1,532           --           --           --
   Series F                                                     --           --           --        1,280
=========================================================================================================

                                                                 MASSACHUSETTS  MASSACHUSETTS    MISSOURI
                                                                       PREMIUM       DIVIDEND     PREMIUM
                                                                        INCOME      ADVANTAGE      INCOME
                                                                         (NMT)          (NMB)       (NOM)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                                                 --            600          --
   Series W                                                                 --             --          --
   Series TH                                                             1,360             --         640
   Series F                                                                 --             --          --
=========================================================================================================

Effective November 15, 2002, Connecticut Dividend Advantage 3 (NGO) issued 1,280 Series F $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended November 30, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Connecticut Dividend Advantage 2
(NGK) and Connecticut Dividend Advantage 3 (NGO). Connecticut Dividend Advantage 2's (NGK) and Connecticut Dividend Advantage 3's (NGO) share of offering costs ($69,000 and $129,330, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by Connecticut Dividend Advantage 2 (NGK) and Connecticut Dividend Advantage 3 (NGO) in connection with their offering of Preferred shares ($280,610 and $761,500, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                                                                                      CONNECTICUT
                                                                                                                        DIVIDEND
                                CONNECTICUT                 CONNECTICUT DIVIDEND         CONNECTICUT DIVIDEND         ADVANTAGE 3
                           PREMIUM INCOME (NTC)                ADVANTAGE (NFC)              ADVANTAGE 2 (NGK)             (NGO)
                       ----------------------------    ------------------------------  ---------------------------- ----------------
                                                                                                                             FOR THE
                                                                                                            FOR THE   PERIOD 9/26/02
                                                                                                     PERIOD 3/26/02       (COMMENCE-
                                                                                       SIX MONTHS     (COMMENCEMENT          MENT OF
                           SIX MONTHS    YEAR ENDED        SIX MONTHS      YEAR ENDED       ENDED    OF OPERATIONS)      OPERATIONS)
                       ENDED 11/30/02       5/31/02    ENDED 11/30/02         5/31/02    11/30/02   THROUGH 5/31/02 THROUGH 11/30/02
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                     --            --                --              --          --         2,300,000        4,311,000
   Shares issued to shareholders
     due to reinvestment of
     distributions             11,505        22,147             3,074           3,869          73                --               --
------------------------------------------------------------------------------------------------------------------------------------
                               11,505        22,147             3,074           3,869          73         2,300,000        4,311,000
====================================================================================================================================
Preferred shares sold              --            --                --              --          --               700            1,280
====================================================================================================================================

                                         MASSACHUSETTS              MASSACHUSETTS DIVIDEND                MISSOURI
                                      PREMIUM INCOME (NMT)             ADVANTAGE (NMB)               PREMIUM INCOME (NOM)
                                 ----------------------------   -----------------------------    ---------------------------
                                     SIX MONTHS    YEAR ENDED       SIX MONTHS     YEAR ENDED        SIX MONTHS   YEAR ENDED
                                 ENDED 11/30/02       5/31/02   ENDED 11/30/02        5/31/02    ENDED 11/30/02      5/31/02
----------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                               --            --               --             --                --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                        9,822        18,094            1,022          1,301             9,879       19,877
----------------------------------------------------------------------------------------------------------------------------
                                          9,822        18,094            1,022          1,301             9,879       19,877
============================================================================================================================
Preferred shares sold                        --            --               --             --                --           --
============================================================================================================================


Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended November 30, 2002, were as follows:

                                                        CONNECTICUT  CONNECTICUT   CONNECTICUT   CONNECTICUT
                                                            PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                             INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                              (NTC)        (NFC)         (NGK)        (NGO)*
------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                       $16,709,525   $1,294,823    $4,046,168   $80,060,019
   Short-term securities                                         --           --            --    23,900,000
Sales and maturities:
   Long-term municipal securities                        14,262,145    1,427,833     4,882,766     4,663,530
   Short-term securities                                         --           --     1,900,000     3,400,000
============================================================================================================

*    For the period September 26, 2002 (commencement of operations) through
     November 30, 2002.
                                                                   MASSACHUSETTS    MASSACHUSETTS    MISSOURI
                                                                         PREMIUM         DIVIDEND     PREMIUM
                                                                          INCOME        ADVANTAGE      INCOME
                                                                           (NMT)            (NMB)       (NOM)
-------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                     $5,585,228       $1,857,280  $4,693,274
   Short-term securities                                               4,000,000               --   2,000,000
Sales and maturities:
   Long-term municipal securities                                      7,076,050        1,901,105   4,998,501
   Short-term securities                                               2,000,000               --   2,000,000
=============================================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At November 30, 2002, the cost of investments were as follows:

                                                       CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                           PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NTC)        (NFC)        (NGK)        (NGO)
---------------------------------------------------------------------------------------------------------
Cost of investments                                   $110,733,975  $54,445,373  $50,047,484  $95,610,817
=========================================================================================================

                                                                MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                                      PREMIUM       DIVIDEND      PREMIUM
                                                                       INCOME      ADVANTAGE       INCOME
                                                                        (NMT)          (NMB)        (NOM)
---------------------------------------------------------------------------------------------------------
Cost of investments                                              $96,288,133     $41,777,663  $43,813,205
=========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at November 30, 2002, were as follows:

                                                        CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                            PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NTC)        (NFC)        (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $5,324,221   $1,353,097   $1,507,763  $   133,270
   Depreciation                                            (235,967)    (300,777)      (5,204)  (1,014,203)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   on investments                                        $5,088,254   $1,052,320   $1,502,559  $  (880,933)
==========================================================================================================

                                                                  MASSACHUSETTS MASSACHUSETTS     MISSOURI
                                                                        PREMIUM      DIVIDEND      PREMIUM
                                                                         INCOME     ADVANTAGE       INCOME
                                                                          (NMT)         (NMB)        (NOM)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $5,478,609    $1,202,501   $3,021,326
   Depreciation                                                        (326,957)      (97,088)    (113,780)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   on investments                                                    $5,151,652    $1,105,413   $2,907,546
==========================================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2002, the Fund's last fiscal year end, were as follows:

                                CONNECTICUT   CONNECTICUT   CONNECTICUT  MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                                    PREMIUM      DIVIDEND      DIVIDEND        PREMIUM        DIVIDEND      PREMIUM
                                     INCOME     ADVANTAGE   ADVANTAGE 2         INCOME       ADVANTAGE       INCOME
                                      (NTC)         (NFC)         (NGK)          (NMT)           (NMB)        (NOM)
-------------------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income    $897,969     $176,278       $188,577       $750,534        $141,123     $409,490
Undistributed ordinary income *      34,265           --             --             --              --           --
Undistributed net long-term
   capital gains                         --           --             --             --              --           --
===================================================================================================================

The tax character of distributions paid during the period ended May 31, 2002, the Fund's last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                              CONNECTICUT   CONNECTICUT    CONNECTICUT   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                  PREMIUM      DIVIDEND       DIVIDEND         PREMIUM        DIVIDEND       PREMIUM
                                                   INCOME     ADVANTAGE    ADVANTAGE 2          INCOME       ADVANTAGE       INCOME
                                                    (NTC)         (NFC)          (NGK)           (NMT)           (NMB)         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income           $4,936,883    $2,427,472            $--      $4,408,553      $1,940,760    $2,047,062
Distributions from ordinary income *               12,951            --             --              --              --            --
Distributions from net long-term
   capital gains                                       --            --             --              --              --            --
====================================================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


At May 31, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            CONNECTICUT   CONNECTICUT   MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                                                PREMIUM      DIVIDEND         PREMIUM        DIVIDEND      PREMIUM
                                                 INCOME     ADVANTAGE          INCOME       ADVANTAGE       INCOME
                                                  (NTC)         (NFC)           (NMT)           (NMB)        (NOM)
------------------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                      $  170,060       $    --      $   41,189         $    --   $  768,346
   2004                                       1,105,901            --         945,779              --      708,417
   2005                                         847,914            --         195,761              --           --
   2006                                              --            --              --              --           --
   2007                                             --             --              --              --           --
   2008                                           7,281            --         210,989              --       57,432
   2009                                         168,464        57,242         718,509          25,524           --
   2010                                              --        42,027              --          31,957        6,599
------------------------------------------------------------------------------------------------------------------
Total                                        $2,299,620       $99,269      $2,112,227         $57,481   $1,540,794
==================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through May 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                                         CONNECTICUT  MASSACHUSETTS     MISSOURI
                                            DIVIDEND       DIVIDEND      PREMIUM
                                           ADVANTAGE      ADVANTAGE       INCOME
                                               (NFC)          (NMB)        (NOM)
--------------------------------------------------------------------------------
                                              $2,886        $36,824      $22,638
================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under Connecticut Premium Income's (NTC), Massachusetts Premium Income's (NMB) and Missouri Premium Income's (NOM) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under Connecticut Dividend Advantage's (NFC), Connecticut Dividend Advantage 2's
(NGK), Connecticut Dividend Advantage 3's (NGO) and Massachusetts Dividend Advantage's (NMB) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================


For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
JANUARY 31,                                   JANUARY 31,
--------------------------------------------------------------------------------
2001*                   .30%                         2007                   .25%
2002                    .30                          2008                   .20
2003                    .30                          2009                   .15
2004                    .30                          2010                   .10
2005                    .30                          2011                   .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2002*                   .30%                        2008                    .25%
2003                    .30                         2009                    .20
2004                    .30                         2010                    .15
2005                    .30                         2011                    .10
2006                    .30                         2012                    .05
2007                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------

2002*                   .32%                          2007                  .32%
2003                    .32                           2008                  .24
2004                    .32                           2009                  .16
2005                    .32                           2010                  .08
2006                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 30, 2002, to shareholders of record on December 15, 2002, as follows:

                              CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NTC)        (NFC)        (NGK)        (NGO)
--------------------------------------------------------------------------------
Dividend per share                 $.0720       $.0700       $.0690       $.0650
================================================================================


                                      MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                                            PREMIUM        DIVIDEND      PREMIUM
                                             INCOME       ADVANTAGE       INCOME
                                              (NMT)           (NMB)        (NOM)
--------------------------------------------------------------------------------
Dividend per share                           $.0735          $.0730       $.0725
================================================================================

At the same time, Connecticut Premium Income (NTC) declared an ordinary taxable income distribution of $.0127 per share and Connecticut Dividend Advantage 2
(NGK) declared a capital gains distribution of $.0124 per share.

Financial
       HIGHLIGHTS (Unaudited)

Financial
       HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                Less Distributions
                                  ----------------------------------------------------------------  ------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from             From Net
                       Beginning                      Net      Investment         Capital           Investment     Capital
                          Common                Realized/       Income to        Gains to            Income to    Gains to
                           Share         Net   Unrealized       Preferred       Preferred               Common      Common
                       Net Asset  Investment   Investment          Share-          Share-               Share-      Share-
                           Value      Income  Gain (Loss)         holders+        holders+   Total     holders     holders   Total
===================================================================================================================================
CONNECTICUT
PREMIUM INCOME (NTC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                   $14.46       $ .50       $  .22           $(.04)            $--    $ .68       $(.43)        $--   $(.43)
2002                       14.20        1.00          .20            (.10)             --     1.10        (.84)         --    (.84)
2001                       12.92        1.02         1.32            (.24)             --     2.10        (.82)         --    (.82)
2000                       14.44        1.06        (1.54)           (.22)             --     (.70)       (.82)         --    (.82)
1999                       14.49        1.00         (.05)           (.20)             --      .75        (.80)         --    (.80)
1998                       13.63        1.00          .89            (.23)             --     1.66        (.80)         --    (.80)

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                    14.24         .50          .30            (.04)             --      .76        (.42)         --    (.42)
2002                       13.88        1.00          .31            (.11)             --     1.20        (.84)         --    (.84)
2001(a)                    14.33         .21         (.23)           (.05)             --     (.07)       (.21)         --    (.21)

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                    14.48         .49          .42            (.05)             --      .86        (.41)         --    (.41)
2002(b)                    14.33         .08          .30              --              --      .38        (.07)         --    (.07)

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                    14.33         .07         (.26)             --              --     (.19)       (.07)         --    (.07)
===================================================================================================================================

                                                                   Total Returns
                                                                ------------------
                                                                             Based
                           Offering                                             on
                          Costs and       Ending                            Common
                          Preferred       Common                 Based       Share
                              Share        Share      Ending        on         Net
                       Underwriting    Net Asset      Market    Market       Asset
                          Discounts        Value       Value     Value**     Value**
====================================================================================
CONNECTICUT
PREMIUM INCOME (NTC)
------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                         $--       $14.71    $16.1000      2.98%       4.70%
2002                             --        14.46     16.0500      5.01        7.87
2001                             --        14.20     16.1000     25.91       16.57
2000                             --        12.92     13.5000    (14.85)      (4.87)
1999                             --        14.44     16.7500     13.50        5.22
1998                             --        14.49     15.5000     15.61       12.39

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                          --        14.58     14.9900     (2.49)       5.35
2002                             --        14.24     15.7900      8.61        8.81
2001(a)                        (.17)       13.88     15.3400      3.71       (1.67)

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                          --        14.93     15.1000      3.05        5.97
2002(b)                        (.16)       14.48     15.0500       .79        1.53

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                        (.21)       13.86     14.5600     (2.50)      (2.83)
====================================================================================

                                                           Ratios/Supplemental Data
                        --------------------------------------------------------------------------------------------
                                        Before Credit/Reimbursement     After Credit/Reimbursement***
                                        ---------------------------     -----------------------------
                                                       Ratio of Net                      Ratio of Net
                                          Ratio of       Investment       Ratio of         Investment
                             Ending       Expenses        Income to       Expenses          Income to
                                Net     to Average          Average     to Average            Average
                             Assets     Net Assets       Net Assets     Net Assets         Net Assets
                         Applicable     Applicable       Applicable     Applicable         Applicable      Portfolio
                          to Common      to Common        to Common      to Common          to Common       Turnover
                        Shares (000)        Shares++         Shares++       Shares++           Shares++         Rate
====================================================================================================================
CONNECTICUT
PREMIUM INCOME (NTC)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                     $77,827           1.29%*           6.66%*         1.28%*             6.67%*           12%
2002                         76,327           1.34             6.90           1.34               6.91             12
2001                         74,642           1.33             7.36           1.31               7.39              8
2000                         67,579           1.36             7.87           1.32               7.91             19
1999                         75,165           1.32             6.83           1.30               6.84              7
1998                         75,084           1.33             7.02           1.33               7.02             13

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                      37,143           1.36*            6.28*          .90*               6.74*             2
2002                         36,233           1.38             6.56           .88                7.06             20
2001(a)                      35,255           1.22*            4.10*          .80*               4.52*            29

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                      34,451           1.37*            5.98*          .83*               6.52*             8
2002(b)                      33,408           1.06*            2.90*          .73*               3.23*            --

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                      59,834            .92*            2.58*          .53*               2.96*             9
====================================================================================================================

                         Preferred Shares at End of Period
                       -------------------------------------
                         Aggregate  Liquidation
                            Amount   and Market        Asset
                       Outstanding        Value     Coverage
                             (000)    Per Share    Per Share
============================================================
CONNECTICUT
PREMIUM INCOME (NTC)
------------------------------------------------------------
Year Ended 5/31:
2003(c)                    $38,300      $25,000      $75,801
2002                        38,300       25,000       74,822
2001                        38,300       25,000       73,722
2000                        38,300       25,000       69,112
1999                        38,300       25,000       74,063
1998                        38,300       25,000       74,010

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------
Year Ended 5/31:
2003(c)                     19,500       25,000       72,619
2002                        19,500       25,000       71,453
2001(a)                     19,500       25,000       70,198

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------
Year Ended 5/31:
2003(c)                     17,500       25,000       74,216
2002(b)                     17,500       25,000       72,726

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------
Year Ended 5/31:
2003(d)                     32,000       25,000       71,745
============================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 26, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the period March 26, 2002 (commencement of operations) through May 31,
     2002.

(c)  For the six months ended November 30, 2002.

(d)  For the period September 26, 2002 (commencement of operations) through
     November 30, 2002.


                                 See accompanying notes to financial statements.

                                  52-53 SPREAD


                        Financial HIGHLIGHTS (Unaudited) (continued)
Selected data for a Common share outstanding throughout each period:
                                                     Investment Operations                                Less Distributions
                                  ----------------------------------------------------------------  ------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from             From Net
                       Beginning                      Net      Investment         Capital           Investment     Capital
                          Common                Realized/       Income to        Gains to            Income to    Gains to
                           Share         Net   Unrealized       Preferred       Preferred               Common      Common
                       Net Asset  Investment   Investment          Share-          Share-               Share-      Share-
                           Value      Income  Gain (Loss)         holders+        holders+   Total     holders     holders   Total
===================================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                   $14.48      $ .50       $  .18            $(.04)            $--    $ .64       $(.43)        $--   $(.43)
2002                       14.26       1.03          .13             (.11)             --     1.05        (.83)         --    (.83)
2001                       13.17       1.05         1.10             (.24)             --     1.91        (.82)         --    (.82)
2000                       14.72       1.05        (1.54)            (.21)             --     (.70)       (.85)         --    (.85)
1999                       14.91       1.02         (.16)            (.20)             --      .66        (.85)         --    (.85)
1998                       14.11       1.06          .83             (.24)             --     1.65        (.85)         --    (.85)

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                    14.16        .52          .53             (.04)             --     1.01        (.44)         --    (.44)
2002                       13.88       1.03          .25             (.12)             --     1.16        (.88)         --    (.88)
2001(a)                    14.33        .24         (.24)            (.05)             --     (.05)       (.22)         --    (.22)

MISSOURI PREMIUM
INCOME (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                    14.35        .49          .15             (.04)             --      .60        (.43)         --    (.43)
2002                       13.97       1.01          .31             (.13)             --     1.19        (.81)         --    (.81)
2001                       12.77       1.02         1.18             (.26)             --     1.94        (.74)         --    (.74)
2000                       14.20        .99        (1.39)            (.26)             --     (.66)       (.77)         --    (.77)
1999                       14.44        .97         (.22)            (.22)             --      .53        (.77)         --    (.77)
1998                       13.68        .99          .78             (.25)             --     1.52        (.76)         --    (.76)
===================================================================================================================================

                                                                   Total Returns
                                                                ------------------
                                                                             Based
                           Offering                                             on
                          Costs and       Ending                            Common
                          Preferred       Common                 Based       Share
                              Share        Share      Ending        on         Net
                       Underwriting    Net Asset      Market    Market       Asset
                          Discounts        Value       Value     Value**     Value**
====================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                         $--       $14.69    $15.3200       .25%       4.43%
2002                             --        14.48     15.7000      8.04        7.51
2001                             --        14.26     15.3300     15.71       14.72
2000                             --        13.17     14.0000     (7.66)      (4.79)
1999                             --        14.72     16.0625      2.48        4.47
1998                             --        14.91     16.5000     18.08       11.91

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                          --        14.73     16.6300      7.05        7.15
2002                             --        14.16     15.9500     14.15        8.46
2001(a)                        (.18)       13.88     14.8000       .13       (1.61)

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                          --        14.52     15.8000      5.29        4.19
2002                             --        14.35     15.4100     14.11        8.65
2001                             --        13.97     14.2500     17.41       15.48
2000                             --        12.77     12.8125     (4.35)      (4.63)
1999                             --        14.20     14.1875      5.24        3.64
1998                             --        14.44     14.1875     14.53       11.31
====================================================================================

                                                          Ratios/Supplemental Data
                        --------------------------------------------------------------------------------------------
                                        Before Credit/Reimbursement     After Credit/Reimbursement***
                                        ---------------------------     -----------------------------
                                                       Ratio of Net                      Ratio of Net
                                          Ratio of       Investment       Ratio of         Investment
                             Ending       Expenses        Income to       Expenses          Income to
                                Net     to Average          Average     to Average            Average
                             Assets     Net Assets       Net Assets     Net Assets         Net Assets
                         Applicable     Applicable       Applicable     Applicable         Applicable      Portfolio
                          to Common      to Common        to Common      to Common          to Common       Turnover
                        Shares (000)        Shares++         Shares++       Shares++           Shares++         Rate
====================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                     $68,982           1.30%*           6.74%*         1.29%*             6.75%*            6%
2002                         67,856           1.31             7.11           1.30               7.12             13
2001                         66,579           1.37             7.46           1.35               7.48             14
2000                         61,323           1.32             7.71           1.31               7.73             11
1999                         68,288           1.30             6.87           1.30               6.88             11
1998                         68,936           1.31             7.22           1.31               7.22             17

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                      28,641           1.39*            6.50*           .93*              6.96*             4
2002                         27,519           1.47             6.70            .94               7.24              9
2001(a)                      26,951           1.28*            4.84*           .84*              5.28*            18

MISSOURI PREMIUM
INCOME (NOM)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2002(b)                      32,124           1.38*            6.64*          1.36*              6.66*            10
2002                         31,619           1.38             7.08           1.36               7.10              8
2001                         30,508           1.39             7.48           1.38               7.50             31
2000                         27,701           1.48             7.49           1.47               7.51             23
1999                         30,603           1.44             6.72           1.43               6.72             10
1998                         30,935           1.47             7.03           1.47               7.03             25
====================================================================================================================

                            Preferred Shares at End of Period
                          -------------------------------------
                            Aggregate  Liquidation
                               Amount   and Market        Asset
                          Outstanding        Value     Coverage
                                (000)    Per Share    Per Share
===============================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
---------------------------------------------------------------
Year Ended 5/31:
2002(b)                       $34,000      $25,000      $75,722
2002                           34,000       25,000       74,894
2001                           34,000       25,000       73,955
2000                           34,000       25,000       70,091
1999                           34,000       25,000       75,212
1998                           34,000       25,000       75,688

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
---------------------------------------------------------------
Year Ended 5/31:
2002(b)                        15,000       25,000       72,734
2002                           15,000       25,000       70,865
2001(a)                        15,000       25,000       69,919

MISSOURI PREMIUM
INCOME (NOM)
---------------------------------------------------------------
Year Ended 5/31:
2002(b)                        16,000       25,000       75,194
2002                           16,000       25,000       74,405
2001                           16,000       25,000       72,669
2000                           16,000       25,000       68,282
1999                           16,000       25,000       72,817
1998                           16,000       25,000       73,336
===============================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.

(a)  For the period January 31, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the six months ended November 30, 2002.

                                 See accompanying notes to financial statements.

                                  54-55 SPREAD


Build Your Wealth
       AUTOMATICALLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION




BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended November 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS


Photo of: John Nuveen, Sr.



For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Logo: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   ESA-C-1102D